As filed with the Securities and Exchange Commission on January 24, 2025

1933 Act Registration File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ___

☐ Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

AMERICAN BEACON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

  220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Area Code and Telephone Number: (817) 391-6100

Gregory J. Stumm, President

220 East Las Colinas Boulevard

Suite 1200

Irving, Texas 75039

(Name and Address of Agent for Service) (Number and Street, City, State, Zip Code)

Copy to:

Stacy  L. Fuller, Esq.

Kathy K. Ingber, Esq.

K&L Gates LLP

1601  K Street, NW

Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest in the American Beacon Ionic Inflation Protection  ETF, a series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-88343 and 811-09603).

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:
Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Questions and Answers
Part A - Combined Information Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibit Index

TIDAL ETF TRUST

Ionic Inflation Protection ETF

234 W Florida St, Suite 203

Milwaukee, Wisconsin 52304

[ ], 2025

Dear Valued Shareholder:

Enclosed is a combined Information Statement and Prospectus (the “Information Statement”) relating to a transaction that will affect your investment in the Ionic Inflation Protection ETF. We are sending this material to you because you are a shareholder of the Ionic Inflation Protection ETF (the “Target Fund”), a series of Tidal ETF Trust (the “Target Trust”). After careful consideration, Tidal Investments LLC (“Tidal” or the “Target Adviser”), the Target Fund’s investment adviser, and Ionic Capital Management LLC (“Ionic”), the Target Fund’s investment sub-advisor, have recommended, and the Board of Trustees (the “Board”) of the Target Trust has approved, the reorganization of the Target Fund into the American Beacon Ionic Inflation Protection ETF (the “Acquiring Fund”), a newly created series of American Beacon Select Funds (the “Acquiring Trust”), pursuant to an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), as further described below (the “Reorganization”). The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.”

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Although the Target Fund’s organizational documents require shareholder approval to effectuate the Reorganization, we are not asking you to approve the Reorganization by voting a proxy. The Target Fund’s organizational documents permit the required shareholder approval to be obtained by written consent without a meeting by the holders of a majority of the outstanding shares (as defined in the enclosed Information Statement). A group of shareholders who hold the majority of the shares outstanding of the Target Fund approved the Reorganization by written consent on December 18, 2024.

The Reorganization is expected to take effect on or about April 11, 2025. At the time of the Reorganization, shareholders of the Target Fund automatically will become shareholders of the Acquiring Fund, by receiving shares of the Acquiring Fund equal in number and aggregate net asset value to the shares of the Target Fund that the shareholder held immediately prior to the Reorganization.

Shares of the Acquiring Fund will be distributed pro rata by the Target Fund to shareholders in complete liquidation of the Target Fund. Shareholders will not pay any sales loads, commissions or other transactional fees in connection with the exchange of their Target Fund shares for shares of the Acquiring Fund.

You are being asked to review the enclosed Information Statement. After the Reorganization, Tidal will be replaced by American Beacon Advisors, Inc. (“American Beacon” or the “Manager”), which will serve as manager to the Acquiring Fund. Ionic will continue to serve as the sub-advisor to the Acquiring Fund.

The Reorganization Plan is not expected to change in any material respect the manner in which the Target Fund’s portfolio is managed. In particular, the portfolio managers at Ionic who are jointly and primarily responsible for the day to day portfolio management of the Target Fund will continue to serve in that capacity for the Acquiring Fund. Tidal and its portfolio managers currently oversee trading and execution for U.S. Treasury securities in the Target Fund. Ionic will perform these services for the Acquiring Fund, which is not expected to result in material differences between the portfolio management of the Funds. The Acquiring Fund is newly organized and was created solely for the purposes of acquiring the assets and assuming the liabilities of the Target Fund and continuing its business operations. The Acquiring Fund will have an identical investment objective and investment strategies that are substantially similar to those of the corresponding Target Fund, though the Funds have adopted different investment policies. In addition, the total annual operating expenses of the

Acquiring Fund are expected to be the same as the Target Fund’s current total annual operating expenses at the same asset levels. For more information, please see the attached Information Statement.

In approving the Reorganization and considering the potential benefits to shareholders of the Target Fund, the Board considered American Beacon’s distribution capabilities and the potential to increase assets in the Acquiring Fund. The Board considered that such asset growth would reduce shareholder concentration and would improve the long-term viability of the Target Fund, allowing current shareholders of the Target Fund to remain shareholders of a substantially similar exchange-traded fund following the Reorganization, which is expected to be tax-free. Alternatively, the Board noted that, at current asset levels, liquidation of the Target Fund was a possibility and that such liquidation would result in the recognition of gain or loss by the Target Fund shareholders.

American Beacon will bear the direct expenses related to the Reorganization.

Indirect expenses of the Reorganization (such as legal fees incurred by American Beacon or Ionic for their own business interests) will be borne by each party, respectively.

To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Target Fund with respect to portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to portfolio transitioning conducted after the Reorganization. As the Acquiring Fund does not expect to conduct any portfolio transitioning after the Reorganization, no such transaction costs are expected for the Acquiring Fund. Except for such transactional costs, shareholders of the Target Fund will not incur any costs relating to the Reorganization.

Shares of the Funds are listed for trading on NYSE Arca, Inc. (the “Exchange”). In preparation for the closing of the Reorganization, trading in shares of the Target Fund will be suspended as of the close of business on April 10, 2025. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Fund. The Reorganization is expected to close immediately after the close of business on or about April 11, 2025.

The attached Information Statement contains further information regarding the Reorganization and the Acquiring Fund. Please read it carefully. If you have any questions regarding the Reorganization, please call (866) 214-2234 .

Sincerely,

Eric W. Falkeis

President

Important Notice Regarding the Availability of Information Statement: The Combined Information Statement and Prospectus is available on the internet at www.cpiietf.com.

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This is a brief overview of the Reorganization. We encourage you to read the full text of the enclosed Information Statement for more information.

QUESTIONS AND ANSWERS

Q. What is happening? Why did I receive this document?

A. Based on the recommendation of Tidal Investments LLC (“Adviser”) and Ionic Capital Management LLC (“Ionic”), the Board of Trustees (“Board”) of Tidal ETF Trust (“Target Trust”) has approved an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization (the “Reorganization”) of the Ionic Inflation Protection ETF (the “Target Fund”) into the American Beacon Ionic Inflation Protection ETF (the “Acquiring Fund”), a newly created series of the American Beacon Select Funds (“Acquiring Trust”). The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.”

You are receiving this document because, as of December 18, 2024 (the “Record Date”), you were a shareholder of the Target Fund. Pursuant to the Reorganization Plan, upon the closing of the Reorganization, your shares of the Target Fund will automatically be exchanged for shares of the Acquiring Fund equal in number and aggregate net asset value (“NAV”) to your Target Fund shares as of the close of business on the day the Reorganization is closed. The Reorganization is currently scheduled to take place on or about April 11, 2025 (the “Closing Date”).

We are not asking you for a proxy, and you are requested not to send us a proxy. Although the Target Fund’s organizational documents require shareholder approval to effectuate the Reorganization, we are not asking you to approve the Reorganization by voting a proxy. The Target Fund’s organizational documents permit the required shareholder approval to be obtained by written consent without a meeting by the holders of a majority of the outstanding shares (as defined in the enclosed Information Statement). A group of shareholders who hold the majority of the shares outstanding of the Target Fund (in their capacity as majority shareholders of the Target Fund, the “Majority Shareholders”) approved the Reorganization by written consent on December 18, 2024. Accordingly, the Reorganization may now take effect 20 days or more following the date of the accompanying Information Statement.

The accompanying document is an Information Statement for the Target Fund and Prospectus for the Acquiring Fund (the “Information Statement”). The purposes of the Information Statement are to: (1) provide information to Target Fund shareholders regarding the Reorganization and the Reorganization Plan, the form of which is attached to the Information Statement as Appendix A, and (2) provide information to Target Fund shareholders regarding shares of the Acquiring Fund. This Information Statement contains information the shareholders of the Target Fund should know prior to the Reorganization. You should retain this document for future reference.

Q. What is the purpose of the Reorganization?

A. The Adviser and Ionic have proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization may benefit Target Fund shareholders by, among other things, providing them with access to American Beacon Advisors, Inc.’s significant distribution platform, which could lead to potential asset growth opportunities that, if realized, could result in Target Fund shareholders experiencing economies of scale and greater efficiencies leading to lower overall costs over time. At a meeting held on November 20-21, 2024, after careful consideration of a number of factors, the Board of the Target Trust, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Target Trust, voted to approve the Reorganization as being in the best interests of the Target Fund and its shareholders. See the “Board Considerations” section of the Information Statement for further information. Thereafter, as noted above, the Majority Shareholders approved the Reorganization by written consent on December 18, 2024.

Q. How will the Reorganization work?

A. The Reorganization is currently scheduled to take place on or about April 11, 2025. At the designated time, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate NAV equal to the Target Fund’s net assets, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and the

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Target Fund will be terminated. After the close of business immediately prior to the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund equal in number and aggregate NAV to the shares of the Target Fund that the shareholder held immediately prior to the Reorganization. Please refer to the Information Statement for a detailed explanation of the Reorganization Plan.

Q. How will this affect me as a Target Fund shareholder?

A. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. The shares of the Acquiring Fund that you receive will be equal in number and have the same aggregate NAV as the shares of the Target Fund that you held immediately prior to the Reorganization. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganization. The Target Fund’s procedures for purchasing and redeeming shares, valuation procedures and tax information are similar to those of the Acquiring Fund. Individual shares of the Funds may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Funds. Because shares of each Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Funds issue and redeem shares only in Creation Units (as defined below) at NAV.

Q. After the Reorganization, will I own the same number of shares?

A. Yes. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Acquiring Fund shares that you receive will be equal in number and have the same aggregate NAV as the Target Fund shares you held immediately prior to the Reorganization.

Q. Is the portfolio management of the Target Fund different from the Acquiring Fund?

A. No. The Reorganization is not expected to change in any material respect the manner in which the Target Fund’s portfolio is managed. In particular, the portfolio managers at Ionic who are jointly and primarily responsible for the day to day portfolio management of the Target Fund will continue to serve in that capacity for the Acquiring Fund. Tidal and its portfolio managers currently oversee trading and execution for U.S. Treasury securities for the Target Fund. Ionic will perform these services for the Acquiring Fund, which is not expected to result in material differences between the portfolio management of the Funds. More information is discussed in the “Comparison of Investment Objectives, Strategies, Advisers and Portfolio Managers” section of the Information Statement.

Q. Will the service providers to the Target Fund change following the Reorganization?

A. The following table outlines the service providers for the Target Fund and the expected service providers for the Acquiring Fund. In addition, the Board of Trustees of the Acquiring Trust is different from the Board of Trustees of the Target Trust.

Service Provider	Target Fund	Acquiring Fund
Investment Advisor	Tidal Investments LLC	American Beacon Advisors, Inc.
Sub-Advisor	Ionic Capital Management LLC	Ionic Capital Management LLC
Custodian	U.S. Bank National Association	State Street Bank and Trust Co.
Fund Accounting Agent	U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services	State Street Bank and Trust Co.
Administrator	Tidal ETF Services LLC	American Beacon Advisors, Inc.
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Transfer Agent	U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services	State Street Bank and Trust Co.
Principal Underwriter	Foreside Fund Services, LLC	Foreside Financial Services, LLC
Legal Counsel	Godfrey & Kahn SC	K&L Gates LLP
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	PricewaterhouseCoopers LLP

Q. Do the portfolio managers who manage the Target Fund’s portfolio also manage the Acquiring Fund?

A. Yes. In particular, the portfolio managers at Ionic who are jointly and primarily responsible for the day to day portfolio management of the Target Fund will continue to serve in that capacity for the Acquiring Fund. Tidal and its portfolio managers currently oversee trading and execution for U.S. Treasury securities in the Target Fund. Ionic will perform these services for the Acquiring Fund. More information is discussed in the “Comparison of Investment Objectives, Strategies, Advisers and Portfolio Managers” section of the Information Statement.

Q. Will there be any changes to my fees and expenses as a result of the Reorganization?

A.  As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in the Information Statement, after giving effect to the Reorganization, it is anticipated that the total annual fund operating expense ratio (“Total Expense Ratio”) of the Acquiring Fund will the same as the Total Expense Ratio of the Target Fund.

The Target Fund pays Tidal an advisory fee at the annual rate of 0.70% on the Fund’s average daily net assets. The Acquiring Fund will also pay American Beacon a management fee at the annual rate of 0.70% on the Fund’s average daily net assets. Accordingly, the management fee paid by the Target Fund is the same as the management fee to be paid by the Acquiring Fund. Under the Target Fund’s Investment Advisory Agreement with Tidal and the Acquiring Fund’s Management Agreement with American Beacon, Tidal and American Beacon have agreed to pay all expenses of the Target Fund and Acquiring Fund, respectively, except for the management fee payments under the respective agreements, subject to certain exclusions (“Excluded Expenses”). This type of management fee structure is known as a “unitary advisory fee”. The Excluded Expenses are generally the same for each Fund. However, the Target Fund’s unitary advisory fee excludes interest charges on any borrowings and accrued deferred tax liability, whereas the Acquiring Fund’s unitary advisory fee does not. In addition, the Acquiring Fund’s unitary advisory fee excludes securities lending fees; governmental fees; and all costs associated with proxies and shareholder meetings (except for such proxies related to (i) changes to the Acquiring Fund’s Management Agreement, (ii) the election of any Board member who is an “interested person” of the Trust (as that term is defined under Section 2(a)(19) of the 1940 Act), and/or (iii) other matters that directly benefit the Manager), whereas the Target Fund’s unitary advisory fee does not. The Target Fund does not currently incur any Excluded Expenses under the Investment Advisory Agreement with Tidal that would not also be Excluded Expenses under the Acquiring Fund’s Management Agreement with American Beacon. Accordingly, the differences in Excluded Expenses are not expected to impact the Total Expense Ratio of the Acquiring Fund relative to the Total Expense Ratio of the Target Fund.

With respect to the Target Fund, Tidal pays Ionic an investment sub-advisory fee at the annual rate of 0.55% of the Target Fund’s net assets. With respect to the Acquiring Fund, American Beacon will pay Ionic an investment sub-advisory fee at the annual rate of 50% of the net management fees on the first $1 billion in net assets of the Acquiring Fund, and 55% of the net management fees on the Acquiring Fund’s net assets over $1 billion. These fees are paid by the respective investment adviser, not the Target Fund or the Acquiring Fund.

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Acquiring Fund, the Acquiring Fund would pay to the Manager, with respect to cash collateral posted by

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borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits a Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. However, as of the date of this Information Statement, the Acquiring Fund does not intend to engage in securities lending activities, and thus this is not expected to result in a change in the Target Fund’s expenses.

No sales charge is assessed on the Target Fund shares and no sales charge will be assessed on the Acquiring Fund shares. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the applicable plan, the Target Fund and Acquiring Fund each may bear a Rule 12b-1 fee not to exceed 0.25% per year of a Fund’s average daily net assets. However, no such fee is currently paid by the Target Fund or Acquiring Fund, and the Boards of Trustees of the respective Funds have not currently approved the commencement of any payments under the applicable Distribution Plan.

Q. Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?

A. The Reorganization is expected to be a tax-free transaction for federal income tax purposes. The Acquiring Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Acquiring Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Acquiring Trust, substantially to that effect. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

While the Reorganization is expected to be tax-free for federal income tax purposes, you may recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) as a result of the distribution of net capital gains, if any, realized by the Target Fund in connection with the liquidation of a wholly-owned Cayman Islands subsidiary described below. Please see the Information Statement for more information.

Q. Can I still purchase and redeem shares of the Target Fund until the Reorganization?

A. In preparation for the closing of the Reorganization, trading in shares of the Target Fund will be suspended as of the close of business on April 10, 2025. The Reorganization is expected to close immediately after the close of business on or about April 11, 2025.

Q. Will the Target Fund reposition its portfolio in connection with the Reorganization?

A. The Target Fund gains exposure to inflation swaps indirectly by investing through a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) that is advised by Tidal and sub-advised by Ionic. In addition, the Target Fund may gain exposure to interest rate swaps indirectly by investing through the Subsidiary. While the Acquiring Fund will invest in inflation swaps and interest rate swaps, it intends to do so directly rather than through a wholly-owned Cayman Islands subsidiary. Accordingly, the Target Fund will liquidate the Subsidiary in advance of the Reorganization and hold directly the assets (or proceeds thereof) formerly held by the Subsidiary. For purposes of convenience, the Subsidiary may, acting as an agent of the Target Fund, transfer such assets directly to the Acquiring Fund.

As of November 30, 2024, the Subsidiary held 12.11% of the Target Fund’s net assets. Prior to the Closing Date, the Target Fund may recognize capital gains, including those realized on disposition of portfolio securities and the liquidation of the Subsidiary in connection with the Reorganization (after reduction by any available capital loss carryforwards), through the Closing Date, which will be distributed to shareholders. These distributions will be taxable to shareholders. Except for the liquidation of the Subsidiary, the Target Fund does not intend to reposition its portfolio in connection with the Reorganization. The liquidation of the Subsidiary is not expected to impact the qualification of

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either Fund for treatment as a regulated investment company under Subchapter M (as defined below), or to impact the portfolio management of either Fund.

Q. Who is paying the costs of the Reorganization?

A. Pursuant to the Reorganization Plan, American Beacon will bear the direct expenses related to the Reorganization. Indirect expenses of the Reorganization (such as legal fees incurred by American Beacon or Ionic for their own business interests) will be borne by each party, respectively. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Target Fund with respect to portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to portfolio transitioning conducted after the Reorganization. As the Acquiring Fund does not expect to conduct any portfolio transitioning after the Reorganization, no such transaction costs are expected for the Acquiring Fund.

Notwithstanding the foregoing, expenses shall be paid by a Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a registered investment company or would prevent the Reorganization from qualifying as a tax-free reorganization.

Q. Who do I contact if I have questions about the Reorganization?

A. If you have any questions about the Reorganization, please call representatives of the Target Fund, at (866) 214-2234.

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COMBINED INFORMATION STATEMENT AND PROSPECTUS

[ ], 2025

REORGANIZATION OF

IONIC INFLATION PROTECTION ETF,

a series of Tidal ETF Trust

34 W. Florida St, Suite 203

Milwaukee, Wisconsin 52304

(855) 843-2534

IN EXCHANGE FOR SHARES OF

AMERICAN BEACON IONIC INFLATION PROTECTION ETF,

a series of American Beacon Select Funds

220 East Las Colinas Boulevard

Suite 1200

Irving, Texas 75039

(817) 391-6100

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement and Prospectus (the “Information Statement”) is being furnished to shareholders of the Ionic Inflation Protection ETF (the “Target Fund”), a series of Tidal ETF Trust (the “Target Trust”), in connection with an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) pursuant to which the Target Fund will be reorganized into the American Beacon Ionic Inflation Protection ETF (the “Acquiring Fund”), a newly created series of American Beacon Select Funds (the “Acquiring Trust”) (each of the Target Fund and Acquiring Fund may be referred to as a “Fund,” and together, the “Funds”) (the “Reorganization”).

	Target Fund	Acquiring Fund
Fund Name	Ionic Inflation Protection ETF	American Beacon Ionic Inflation Protection ETF
Ticker Symbol	CPII	CPII

The Acquiring Fund will commence operations upon consummation of the Reorganization. The Target Fund and Acquiring Fund are open-end management investment companies that are registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”). The Target Fund and Acquiring Fund are non-diversified.

Shares of the Funds are not individually redeemable. Shares of the Funds are listed for trading on NYSE Arca, Inc. (the “Exchange”). In preparation for the closing of the Reorganization, trading in shares of the Target Fund will be suspended as of the close of business on April 10, 2025. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Fund. The Reorganization is expected to close immediately after the close of business on or about April 11, 2025.

This Information Statement sets forth concisely the basic information you should know about the Acquiring Fund and the Reorganization. You should read it carefully and retain it for future reference.

Additional information relating to the Acquiring Fund and this Information Statement is set forth in the Statement of Additional Information to this Information Statement dated [ XX ], 2025, which is incorporated by reference into this Information Statement. Additional information about the Acquiring Fund has been filed with the

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SEC and is available upon request and without charge by writing to the Acquiring Fund or by calling 800-658-5811. The Target Fund expects that this Information Statement will be mailed to shareholders on or about [ XX, 2025 ].

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement, which means they are part of this Information Statement for legal purposes:

1.	The Statement of Additional Information (“SAI”) dated XXX XX, 2025, relating to this Information Statement (File No. [ ]).

2.	The Prospectus and SAI for the Target Fund, dated August 28, 2024 (File Nos. 333-227298 and 811-23377).

	a.	Supplement to the Prospectus and Statement of Additional Information, dated November 25, 2024 (File Nos. 333-227298 and 811-23377).

3.	The Annual Shareholder Report of the Target Fund for the fiscal year ended April 30, 2024.

4.	The unaudited Semi-Annual Shareholder Report, financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal period ended October 31, 2024.

The Target Fund has previously sent its Prospectus and Annual and Semi-Annual Shareholder reports to its shareholders as applicable. For a free copy of any of the documents listed above, you may call (866) 214-2234, download them at www.cpiietf.com, or write to the Target Fund at: Ionic Inflation Protection ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Each of the Target Trust and the Acquiring Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, the Target Trust and the Acquiring Trust must file certain reports and other information with the SEC. Proxy material, reports, proxy and information statements, and other information about the Target Trust and the Acquiring Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

No action on your part is required to effect the Reorganization.

Although the Target Fund’s organizational documents require shareholder approval to effectuate the Reorganization, we are not asking you to approve the Reorganization by voting a proxy. The Target Fund’s organizational documents permit the required shareholder approval to be obtained by written consent without a meeting by the holders of a majority of the outstanding shares (as defined in the enclosed Information Statement). A group of shareholders who hold the majority of the shares outstanding of the Target Fund (in their capacity as majority shareholders of the Target Fund, the “Majority Shareholders”) approved the Reorganization by written consent on December 18, 2024.

Please note that the shares offered by this Information Statement are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

No person has been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY OF THE REORGANIZATION

You should read this entire Information Statement carefully. The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Information Statement and the attached appendices. For additional information about the Reorganization, you should consult the Reorganization Plan, a copy of the form of which is attached hereto as Appendix A.

Reasons for the Reorganization

Tidal Investments LLC (“Tidal” or the “Target Advisor”), the Target Fund’s investment advisor, and Ionic Capital Management LLC (“Ionic” or the “Sub-Advisor”), the Target Fund’s investment sub-advisor, have proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization may benefit Target Fund shareholders by, among other things, providing them with access to American Beacon Advisors, Inc.’s (“American Beacon” or the “Manager”) significant distribution platform, which could lead to potential asset growth opportunities that, if realized, could result in Target Fund shareholders experiencing economies of scale and greater efficiencies over time. The Board of Trustees of the Target Trust (the “Target Trust Board”) considered representations from American Beacon that such asset growth would reduce shareholder concentration and would improve the long-term viability of the Target Fund, allowing current shareholders of the Target Fund to remain shareholders of a substantially similar exchange-traded fund following the Reorganization, which is expected to be tax-free. Alternatively, the Board noted that, at current asset levels, liquidation of the Target Fund was a possibility and that such liquidation would result in the recognition of gain or loss by the Target Fund shareholders. At a meeting held on November 20-21, 2024, after careful consideration of a number of factors, the Target Trust Board, including all the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Trust, voted to approve the Reorganization as being in the best interests of the Target Fund and its shareholders. See “Board Considerations” below for further information. Thereafter, as noted above, the Majority Shareholders approved the Reorganization by written consent on December 18, 2024.

The Reorganization

The Reorganization is expected to take effect on or about April 11, 2025 (the “Closing Date”).

The Reorganization Plan provides for:

•	the Target Fund’s transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

•	the distribution of those Acquiring Fund shares pro rata to the Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof; and

•	the complete termination of the Target Fund.

Approval of the Reorganization Plan by shareholders of the Target Fund will constitute approval of the transfer of the Target Fund’s assets, the assumption of all of its liabilities, the distribution of the applicable Acquiring Fund’s shares, and liquidation of the Target Fund.

After the close of business on the Closing Date, Target Fund shareholders will receive shares equal in number to and with the same aggregate NAV as the shares of the Target Fund that the shareholders held immediately prior to the Reorganization.

The Funds have substantially similar, but not identical, distribution, purchase and redemption procedures. Individual shares of the Funds may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Funds. Because shares of each Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Funds issue

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and redeem shares only in large blocks called “Creation Units” at NAV. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

After giving effect to the Reorganization, the gross total annual operating expenses of the Acquiring Fund are expected to be equal to that of the Target Fund.

The Reorganization is expected to be a tax-free transaction for federal income tax purposes. The Acquiring Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Acquiring Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Acquiring Trust, substantially to that effect. See “Federal Income Tax Consequences of the Reorganization” below for further information. The Target Fund may make taxable distributions to its shareholders in advance of the Reorganization. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

The Target Trust Board has unanimously approved the Reorganization Plan. Although the Target Fund’s organizational documents require shareholder approval to effectuate the Reorganization, we are not asking you to approve the Reorganization by voting a proxy. The Target Fund’s organizational documents permit the required shareholder approval to be obtained by written consent without a meeting by the holders of a majority of the outstanding shares (as defined in the enclosed Information Statement). The Majority Shareholders approved the Reorganization by written consent on December 18, 2024. Accordingly, the Reorganization may now take effect 20 days or more following the date of the accompanying Information Statement.

Comparison of the Target Fund and Acquiring Fund

Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Target Fund and Acquiring Fund pursue an identical investment objective: capital appreciation in elevated and rising inflationary environments. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders.

•

The Acquiring Fund will be managed in substantially the same manner as the Target Fund, though the Funds have adopted different investment policies. Under normal market conditions, the Target Fund invests up to 30% of its net assets in inflation swaps and options on U.S. interest rate swaps (“swaptions”). Under certain market conditions, as determined appropriate by Ionic, the percentage of the Target Fund's net assets invested in inflation swaps and swaptions may exceed 30% of the Target Fund's net assets. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that provide protection against U.S. inflation. The Acquiring Fund considers inflation protection investments to include inflation swaps, swaptions, Treasury Inflation Protected Securities (“TIPS”) and exchange-traded funds (“ETFs”) that themselves have policies to invest at least 80% of their assets in inflation protection investments. Ionic does not anticipate any material differences in the management of the Acquiring Fund’s portfolio as compared to the management of the Target Fund’s portfolio that are attributable to the differences in each Fund’s investment policies.

Like the Target Fund, the Acquiring Fund may choose to use interest rate swaps to hedge its swaption exposure under certain market conditions. Similarly, both the Acquiring Fund and the Target Fund may invest in U.S. Treasury bills, notes, and bonds of varying maturities and other ETFs that primarily invest in such U.S. Treasury securities. The Funds will generally enter into interest rate swaps when the sub-advisor seeks to hedge the Fund’s swaption exposure. The Acquiring Fund may invest cash balances in other investment companies, including a government money market fund advised by American Beacon, with respect to which American Beacon receives a management fee, whereas the Target Fund does not disclose its investment of cash balances in a government money market fund as a principal investment strategy.

Additionally, although the principal investment strategies do not differ between the Target Fund and the Acquiring Fund other than as described above: (i) the Target Fund gains exposure to inflation swaps and interest rate swaps indirectly by investing through a wholly-owned Cayman Islands subsidiary that is advised by Tidal, and sub-advised by Ionic, but the Acquiring Fund intends to invest in these instruments directly; and (ii) the Acquiring Fund clarifies that the Fund’s holdings may be frequently adjusted, though both Funds disclose High Portfolio Turnover Risk as a principal risk.

•	Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have identical investment
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objectives and similar principal investment strategies. In addition, as the Acquiring Fund and Target Fund have made different determinations regarding the principal risks, the Acquiring Fund and Target Fund each disclose risks that the other does not.

The Acquiring Fund discloses the following principal risk factors in its Prospectus that the Target Fund does not include as standalone risk factors: Cybersecurity and Operational Risk, the Options Risk sub-risk of Derivatives Risk, Hedging Risk, Inflation Protection Risk, Investment Risk, Leverage Risk, Liquidity Risk, Risk Management Risk, Segregated Assets Risk, Small Fund Risk, Valuation Risk, and Volatility Risk.

While both Funds invest in inflation swaps and interest rate swaps, the Target Fund does so indirectly via a wholly owned Cayman Islands subsidiary, whereas the Acquiring Fund intends to do so directly. Accordingly, the Target Fund includes Cayman Subsidiary Risk and Tax Risk as Principal Risks, but the Acquiring Fund does not. In addition, as the Acquiring Fund discloses that it may invest cash balances in other investment companies, including a government money market fund advised by American Beacon, the Acquiring Fund includes a Government Money Market Funds Risk sub-risk of Other Investment Companies Risk. Like the Target Fund, the Acquiring Fund is subject to Management Risk, but discusses those risks under Asset Selection Risk.

•	The fundamental investment policies/restrictions for the Funds are substantively similar but worded differently.

Manager, Sub-Advisor and Other Service Providers

•	Tidal currently serves as the investment adviser for the Target Fund and Ionic serves as the sub-advisor for the Target Fund. After the Reorganization, American Beacon will serve as the Manager for the Acquiring Fund and Ionic will continue to serve as the sub-advisor for the Acquiring Fund. In particular, the portfolio managers at Ionic who are jointly and primarily responsible for the day to day portfolio management of the Target Fund will continue to serve in that capacity for the Acquiring Fund. Tidal and its portfolio managers oversee trading and execution for U.S. Treasury securities in the Target Fund. Ionic will perform these services for the Acquiring Fund, which is not expected to result in material differences between the portfolio management of the Funds. The Reorganization will shift management oversight responsibility for the Target Fund from Tidal to American Beacon. Ionic will continue to manage the Acquiring Fund on a day-to-day basis, and American Beacon will be responsible for overseeing the management of the Acquiring Fund by Ionic. For more information regarding the portfolio manager changes, please see “Comparison of Investment Objectives, Strategies, Advisers and Portfolio Managers – Portfolio Managers” below. For a detailed description of Ionic and American Beacon, please see “Additional Information about the Funds – Service Providers” below.

•	The principal underwriter, administrator, custodian and fund accounting agent and independent registered public accounting firm for the Target Fund and the Acquiring Fund are different. See “Additional Information About the Funds – Service Providers” below for further information.

•	Foreside Financial Services, LLC (“Foreside”) is the principal underwriter for the shares of the Acquiring Fund. Foreside will act as the Acquiring Fund’s agent in connection with the continuous offering of shares of the Acquiring Fund. Foreside has no obligation to sell any specific quantity of the Acquiring Fund’s shares.

Fees and Expenses of the Funds

•	As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, it is anticipated that the gross total annual fund operating expense ratio (“Total Expense Ratio”) of the Acquiring Fund will be the same as the Total Expense Ratio of the Target Fund.

•	The Target Fund pays Tidal an advisory fee at the annual rate of 0.70% on the Fund’s average daily net assets. The Acquiring Fund will also pay American Beacon a management fee at the annual rate of 0.70% on the
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Fund’s average daily net assets. Accordingly, the management fee paid by the Target Fund is the same as the management fee to be paid by the Acquiring Fund. Under the Target Fund’s Investment Advisory Agreement with Tidal and the Acquiring Fund’s Management Agreement with American Beacon, Tidal and American Beacon have agreed to pay all expenses of the Target Fund and Acquiring Fund, respectively, except for the management fee payments under the respective agreements, subject to certain exclusions (“Excluded Expenses”). This type of management fee structure is known as a “unitary advisory fee”. The Excluded Expenses are generally the same for each Fund. However, the Target Fund’s unitary advisory fee excludes interest charges on any borrowings and accrued deferred tax liability, whereas the Acquiring Fund’s unitary advisory fee does not. In addition, the Acquiring Fund’s unitary advisory fee excludes securities lending fees; governmental fees; and all costs associated with proxies and shareholder meetings (except for such proxies related to (i) changes to the Acquiring Fund’s Management Agreement, (ii) the election of any Board member who is an “interested person” of the Trust (as that term is defined under Section 2(a)(19) of the 1940 Act), and/or (iii) other matters that directly benefit the Manager), whereas the Target Fund’s unitary advisory fee does not. The Target Fund does not currently incur any Excluded Expenses under the Investment Advisory Agreement with Tidal that would not also be Excluded Expenses under the Acquiring Fund’s Management Agreement with American Beacon. Accordingly, the differences in Excluded Expenses are not expected to impact the Total Expense Ratio of the Acquiring Fund relative to the Total Expense Ratio of the Target Fund.

•	As compensation for services provided by the Manager in connection with securities lending activities conducted by the Acquiring Fund, the Acquiring Fund would pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that would permit the Acquiring Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. However, as of the date of this Information Statement, the Acquiring Fund does not intend to engage in securities lending activities, and thus this is not expected to result in a change in the Target Fund’s expenses.

•	With respect to the Target Fund, Tidal pays Ionic an investment sub-advisory fee at the annual rate of 0.55% of the Target Fund’s net assets. With respect to the Acquiring Fund, American Beacon will pay Ionic an investment sub-advisory fee at the annual rate of 50% of the net management fees on the first $1 billion in net assets of the Acquiring Fund, and 55% of the net management fees on the Acquiring Fund’s net assets over $1 billion. These fees are paid by the respective investment adviser, not the Target Fund or the Acquiring Fund.

•	No sales charge is assessed on the Target Fund shares and no sales charge will be assessed on the Acquiring Fund shares. The Target Trust Board and the Board of Trustees of the Acquiring Fund (“Acquiring Trust Board”) have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the applicable Fund. In accordance with the applicable plan, the Target Fund and Acquiring Fund each may bear a Rule 12b-1 fee not to exceed 0.25% per year of a Fund’s average daily net assets. However, no such fee is currently paid by the Target Fund or Acquiring Fund, and the Target Trust Board and Acquiring Trust Board, as applicable, have not currently approved the commencement of any payments under the applicable Distribution Plan.

Shares of the Acquiring Fund

•	Shareholders of the Target Fund will receive shares of the Acquiring Fund in connection with the Reorganization. These shares will be equal in number to and have the same aggregate NAV as the Target Fund shares that the shareholder held immediately prior to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Funds” below for more information.

•	The interests of the Fund’s shareholders will not be diluted by the Reorganization, because shareholders of the Target Fund will receive shares of the Acquiring Fund that are equal in number to and have the same
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aggregate NAV as the shares of the Target Fund that the shareholder held immediately prior to the Reorganization.

•	The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Information Statement. The Acquiring Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Target Fund’s assets and assuming the Target Fund’s liabilities and continuing its business investment operations and will not conduct any investment operations until after the Closing Date. Following the Reorganization, the Target Fund will be the accounting survivor, and the Acquiring Fund will assume and publish the operating history and performance record of the Target Fund.

•	The Funds have substantially similar, but not identical, distribution, purchase and redemption procedures. Individual shares of the Funds may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Funds. The Funds issue and redeem shares only in Creation Units at NAV. Most investors will buy and sell shares of a Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve a Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, a Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (“bid”) and the lowest price a seller is willing to accept for shares of a Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of a Fund through a broker-dealer. The Funds’ distribution, purchase and redemption procedures are discussed further in “Additional Information About the Reorganization—Comparison of Distribution, Purchase and Redemption Procedures” and in Appendix C below.

Costs and Tax Consequences of the Reorganization

•	The Reorganization is expected to be a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). American Beacon expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•	The Target Fund gains exposure to inflation swaps indirectly by investing through a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) that is advised by Tidal and sub-advised by Ionic. In addition, the Target Fund may gain exposure to interest rate swaps indirectly by investing through the Subsidiary. While the Acquiring Fund will invest in inflation swaps and interest rate swaps, it intends to do so directly rather than through a wholly-owned Cayman Islands subsidiary. Accordingly, the Target Fund will liquidate the Subsidiary in advance of the Reorganization and hold directly the assets (or proceeds thereof) formerly held by the Subsidiary. For purposes of convenience, the Subsidiary may, acting as an agent of the Target Fund, transfer such assets directly to the Acquiring Fund.

As of November 30, 2024, the Subsidiary held 12.11% of the Target Fund’s net assets. Prior to the Closing Date, the Target Fund may recognize capital gains, including those realized on disposition of portfolio securities and the liquidation of the Subsidiary in connection with the Reorganization (after reduction by any available capital loss carryforwards), through the Closing Date, which will be distributed to shareholders. These distributions will be taxable to shareholders. Except for the liquidation of the Subsidiary, the Target Fund does not intend to reposition its portfolio in connection with the Reorganization. The liquidation of the Subsidiary is not expected to impact the qualification of either Fund for treatment as a regulated investment company under Subchapter M (as defined below), or to impact the portfolio management of either Fund.

•	Pursuant to the Reorganization Plan, American Beacon will bear the direct expenses related to the Reorganization. Indirect expenses of the Reorganization (such as legal fees incurred by American Beacon or
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Ionic for their own business interests) will be borne by each party, respectively. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Target Fund with respect to portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to portfolio transitioning conducted after the Reorganization. As the Acquiring Fund does not expect to conduct any portfolio transitioning after the Reorganization, no such transaction costs are expected for the Acquiring Fund.

•	Notwithstanding the foregoing, expenses shall be paid by a Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a registered investment company or would prevent the Reorganization from qualifying as a tax-free reorganization.

•	While the Reorganization is expected to be tax-free for federal income tax purposes, you may recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) as a result of the distribution of net capital gains, if any, realized by the Target Fund prior to the Reorganization.

Alternatives to the Reorganization

•	If the Target Fund is not reorganized into the Acquiring Fund, the Target Trust Board may take such further action as they may deem to be in the best interests of the Target Fund and its shareholders.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Target Fund and the estimated pro forma fees and expenses of the Acquiring Fund after giving effect to the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Expenses for the Target Fund are based on the operating expenses incurred by the Target Fund for the six-month period ended October 31, 2024 and are annualized. The Acquiring Fund is newly organized and has not had any operations of its own to date. The pro forma fees and expenses of the Acquiring Fund assume that the Reorganization had been in effect for the same period.

Fees and Expenses	Ionic Inflation Protection ETF	American Beacon Ionic Inflation Protection ETF (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees[1]	0.70%	0.70%
Distribution and/or Service (12b-1) Fees[2]	0.00%	0.00%
Other Expenses	0.05%	0.05%[3]
Total Annual Fund Operating Expenses	0.75%	0.75%

1	Tidal, a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Target Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Target Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses.

Under the Acquiring Fund’s management agreement with the Manager (the “Management Agreement”), the Manager has agreed to pay all expenses of the Acquiring Fund, except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolio holdings, securities lending fees, expenses associated with securities sold short, costs, expenses or losses arising out of any liability or claim asserted against the Acquiring Trust or Acquiring Fund for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), costs of holding shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Acquiring Trust Board member who is an “interested person” of the Acquiring Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager, taxes and governmental fees, and extraordinary expenses.

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2	Pursuant to a Distribution Plan, both the Target Fund and the Acquiring Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the applicable Fund’s average daily net assets. However, no such fee is currently paid by the Funds, and the Boards of Trustees of the Target Fund and Acquiring Fund have not currently approved the commencement of any payments under the Distribution Plan.

3	Other Expenses are based on estimated expenses for the current fiscal year.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other funds. The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

•	Your investment has a 5% return each year; and

•	Each Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Ionic Inflation Protection ETF	$77	$240	$417	$930
Pro forma American Beacon Ionic Inflation Protection ETF (post-Reorganization)	$77	$240	$417	$930

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended April 30, 2024, the portfolio turnover rate for the Target Fund was 336% of the average value of its portfolio, exclusive of the impact of in-kind trades, and, for the six-month period ended October 31, 2024, the portfolio turnover rate for the Target Fund was 37%. The Acquiring Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Strategies, Advisers and Portfolio Managers

The Target Fund and the Acquiring Fund have identical investment objectives and similar principal investment strategies. Each Fund’s investment objective is capital appreciation in elevated and rising inflationary environments. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The Funds’ investment objectives are “non-fundamental,” which means that they can be changed by a Fund’s Board of Trustees without the approval of Fund shareholders.

The Acquiring Fund will be managed in substantially the same manner as the Target Fund, though the Funds have adopted different investment policies. Under normal market conditions, the Target Fund invests up to 30% of its net assets in inflation swaps and swaptions. Under certain market conditions, as determined appropriate by Ionic, the percentage of the Target Fund's net assets invested in inflation swaps and swaptions may exceed 30% of the Target Fund's net assets. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that provide protection against U.S. inflation. The Acquiring Fund considers inflation protection investments to include inflation swaps, swaptions, TIPS and ETFs that themselves have policies to invest at least 80% of their assets in inflation protection investments.

Like the Target Fund, the Acquiring Fund may choose to use interest rate swaps to hedge its swaption exposure under certain market conditions. Similarly, both the Acquiring Fund and the Target Fund may invest in U.S. Treasury bills, notes and bonds of varying maturities and other ETFs that primarily invest in such U.S. Treasury securities. The Funds will generally enter into interest rate swaps when the sub-advisor seeks to hedge the Fund's swaption exposure. The Acquiring Fund discloses that it may invest cash balances in other investment companies, including a government money market fund advised by American Beacon, with respect to which American Beacon receives a management fee, whereas the Target Fund does not disclose its investment of cash balances in a government money market fund as a principal investment strategy.

Additionally, although the principal investment strategies do not differ between the Target Fund and the Acquiring Fund other than as described above: (i) the Target Fund gains exposure to inflation swaps and interest rate

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swaps indirectly by investing through a wholly-owned Cayman Islands subsidiary that is advised by Tidal, and sub-advised by Ionic, but the Acquiring Fund intends to invest in these instruments directly; and (ii) the Acquiring Fund clarifies that the Fund’s holdings may be frequently adjusted, though both Funds disclose High Portfolio Turnover Risk as a principal risk.

Tidal currently serves as the investment adviser for the Target Fund and Ionic serves as the sub-advisor for the Target Fund. After the Reorganization, American Beacon will serve as the Manager for the Acquiring Fund and Ionic will continue to serve as the sub-advisor for the Acquiring Fund. In particular, the portfolio managers at Ionic who are jointly and primarily responsible for the day to day portfolio management of the Target Fund will continue to serve in that capacity for the Acquiring Fund. Tidal and its portfolio managers oversee trading and execution for U.S. Treasury securities in the Target Fund. Ionic will perform these services for the Acquiring Fund, which is not expected to result in material differences between the portfolio management of the Funds.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below. In addition, additional information regarding the investments in which the Acquiring Fund will invest is included in Appendix C under the heading “Additional Information About the Acquiring Fund’s Investments.”

Target Fund	Acquiring Fund
Ionic Inflation Protection ETF	American Beacon Ionic Inflation Protection ETF
Investment Objective

The Fund seeks capital appreciation in elevated and rising inflationary environments.

The Fund’s investment objective is non-fundamental, which means that it may be changed without the consent of the Fund’s shareholders upon approval by the Fund’s Board of Trustees and written notice to shareholders.

The Fund seeks capital appreciation in elevated and rising inflationary environments.

The Fund’s investment objective is also non-fundamental, and may be changed by the Fund’s Board of Trustees without the approval of Fund shareholders. Although the prospectus does not disclose that shareholders will receive written notice of such a change, the Fund intends to provide such notice.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in:

•     Inflation swaps;

•     Options on U.S. interest rates (“swaptions”); and

•     U.S. Treasury Securities, including U.S. Treasury Inflation-Protected Securities (“TIPS”).

Under normal market conditions, the Fund will invest up to 30% of its net assets in inflation swaps and swaptions to seek to achieve the Fund’s investment objective. Under certain market conditions, as determined appropriate by Ionic, the percentage of the Fund’s net assets invested in inflation swaps and swaptions may exceed 30% of the Fund’s net assets. The Fund will invest its remaining assets in U.S. Treasury securities, including U.S. Treasury bills, notes, bonds, and TIPS. Additionally, the

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that provide protection against U.S. inflation.

Inflation refers to a general rise in prices throughout the U.S. economy, which the Fund will measure using the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (the “CPI-U”) published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor. The Fund seeks to provide investors with protection against the negative impact of inflation by generating positive returns when inflation is elevated and/or rising. For purposes of the 80% policy stated above, the Fund considers the following investments to provide protection against U.S. inflation:

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Fund may invest in other ETFs that primarily invest in such U.S. Treasury securities.

Inflation Swaps

Swaps are contracts where one party “swaps” one type of cash flow for a different type of cash flow. The Fund will primarily enter into inflation swaps that reference the U.S. Consumer Price Index (“CPI”). For these inflation swaps, one party agrees to pay to the other party the percentage increase in CPI during the term of the swap, while the other party agrees to pay back a fixed rate.

The Sub-Adviser will primarily focus on 5-year zero coupon inflation swaps tied to the level of CPI that are designed to increase in value when realized inflation or inflation expectations exceed the fixed-rate referenced in those swaps. For purposes of its investments in inflation swaps, the Fund utilizes the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (the “CPI-U”) published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor.

Inflation swaps are derivative instruments that trade over-the-counter, which means they trade in a broker-dealer network, as opposed to on a centralized exchange.

Interest Rate Swaps and Swaptions

Interest rate swaps are essentially the same as inflation swaps, except that the parties pay each other based on interest rate changes. The Fund will generally enter into interest rate swaps that exchange fixed-rate payments for floating-rate payments, with interest paid at fixed intervals (e.g., quarterly) or only on the expiration date. Further, the Fund will generally enter into interest rate swaps only when the Sub-Adviser seeks to hedge the Fund’s swaption exposure.

A swaption is an option on a swap agreement that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” The Fund expects to focus on so-called “payer swaptions,” which give the owner (the Fund) the right to pay fixed-rate payments and, in exchange, receive floating rate payments. Like inflation swaps, interest rate swaps and swaptions are derivative instruments that trade over-the-counter.

The Fund’s interest rate swaps and swaptions will be tied to the level of U.S. interest rates. The Fund seeks to generate positive returns from increases in the CPI, increases in interest rates, and from fixed income volatility. This means the inflation swaps held by the Fund will typically increase in value if inflation increases.

•     inflation swaps;

•     options on U.S. interest rate swaps (“swaptions”);

•     U.S. Treasury Inflation-Protected Securities (“TIPS”); and

•     Exchange-traded funds (“ETFs”) that themselves have policies to invest at least 80% of their assets in inflation-protected investments.

Investment Process

Ionic Capital Management LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”), utilizes a proprietary process to construct the Fund’s investment portfolio. In seeking to achieve its investment objective, the Fund invests in: (i) inflation swaps designed to increase in value when realized inflation or inflation expectations exceed the fixed-rate referenced in such inflation swaps; (ii) TIPS directly with varied maturities on a rolling basis and indirectly through ETFs; and (iii) swaptions designed to increase in value when inflationary environments lead to increases in nominal interest rates or interest rate expectations. In addition, under certain market conditions, the Sub-Advisor may choose to use interest rate swaps to hedge the Fund’s swaption exposure. The Fund may also invest in U.S. Treasury bills, notes, and bonds of varying maturities. Additionally, the Fund may invest in other ETFs that primarily invest in such U.S. Treasury securities. The Fund may sell an investment if the Sub-Advisor determines the investment is no longer in alignment with the Fund’s principal investment strategies, in response to changing market conditions or in response to Fund cash flows.

Inflation Swaps

Swaps are contracts where one party “swaps” one type of cash flow for a different type of cash flow. Inflation swaps are derivative instruments that trade over-the-counter, which means they trade in a broker-dealer network, as opposed to on a centralized exchange. The Fund will primarily enter into inflation swaps that reference the CPI-U. For these inflation swaps, one party agrees to pay to the other party the percentage increase in CPI-U during the term of the swap, while the other party agrees to pay back a fixed rate. This means the inflation swaps held by the Fund will typically increase in value if inflation increases. Likewise, inflation swaps held by the Fund will typically decrease in value if inflation decreases. The Sub-Advisor will primarily focus on 5-year, zero-coupon inflation swaps tied to the level of CPI-U that are designed to increase in value when realized inflation or inflation expectations exceed the fixed-rate referenced in those swaps.

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Likewise, inflation swaps held by the Fund will typically decrease in value if inflation decreases. Similarly, swaptions held by the Fund will typically increase in value if interest rates rise, and decrease in value if interest rates fall. The Fund will generally purchase swaptions with an expiration of one to three years, although the Fund may purchase swaptions with shorter or longer expirations.

Cayman Subsidiary

The Fund intends to gain exposure to inflation swaps indirectly by investing through a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) that is advised by the Adviser. In addition, the Fund may gain exposure to interest rate swaps and interest rate swaptions indirectly by investing through the Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary will generally invest in inflation swaps that do not generate “qualifying income” under the source of income test required to qualify as a regulated investment company (“RIC”) under Section 851(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in inflation swaps; however, the Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect the shares of the Subsidiary to be offered or sold to other investors.

U.S. Treasury Inflation-Protected Securities (“TIPS”)

The Fund will generally invest its remaining assets in TIPS, either directly or indirectly by holding other ETFs that primarily invest in TIPS. In addition, from time to time, the Fund may invest in other U.S. Treasury securities, including U.S. Treasury bills, notes, and bonds.

TIPS are marketable securities issued by the U.S. Treasury whose principal is adjusted based on changes in the CPI. With inflation (an increase in the CPI), the principal increases, and with deflation (a decrease in the CPI), the principal decreases. The relationship between TIPS and the CPI affects both the principal amount paid when a TIPS instrument matures and the amount of interest that a TIPS instrument pays semi-annually. When a TIPS instrument matures, the principal paid is the greater of the CPI-adjusted principal or the original principal. TIPS pay interest at a fixed rate. However,

Interest Rate Swaps and  Swaptions

Interest rate swaps are essentially the same as inflation swaps, except that the parties pay each other based on interest rate changes. The Fund will generally enter into interest rate swaps that exchange fixed-rate payments for floating-rate payments, with interest paid at fixed intervals (e.g., quarterly) or only on the expiration date. Further, the Fund will generally enter into interest rate swaps only when the Sub-Advisor seeks to hedge the Fund’s swaption exposure.

A  swaption is an option on a swap agreement that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” The Fund expects to focus on so-called “payer swaptions,” which give the owner (the Fund) the right to pay fixed-rate payments and, in exchange, receive floating rate payments.

Like inflation swaps, interest rate swaps and swaptions are derivative instruments that trade over-the-counter. The Fund’s interest rate swaps and swaptions will be tied to the level of U.S. interest rates. This means that swaptions held by the Fund will typically increase in value if interest rates rise, and decrease in value if interest rates fall. The Fund will generally purchase swaptions with an expiration of one to three years, although the Fund may purchase swaptions with shorter or longer expirations.

U.S. Treasury Inflation-Protected Securities (“TIPS”)

TIPS are marketable securities issued by the U.S. Treasury whose principal is adjusted based on changes in the CPI-U. With inflation (an increase in the CPI-U), the principal increases, and with deflation (a decrease in the CPI-U), the principal decreases. The relationship between TIPS and inflation affects both the principal amount paid when a TIPS instrument matures and the amount of interest that a TIPS instrument pays semi-annually. When a TIPS instrument matures, the principal paid is the greater of the CPI-U adjusted principal or the original principal. TIPS pay interest at a fixed rate. However, because the fixed rate is applied to the CPI-U adjusted principal, interest payments can vary in amount from one period to the next. If the rate of inflation increases, the interest payment increases. If the rate of inflation decreases, the interest payment decreases. The Fund may purchase TIPS of any maturity.

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because the fixed rate is applied to the CPI-adjusted principal, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. The Fund may purchase TIPS of any maturity.

Investment Process

The Sub-Adviser utilizes a proprietary process to construct the Fund’s investment portfolio. The Fund seeks to generate positive returns during periods of rising inflation and inflation expectations as well as during periods of increasing long-term interest rates and fixed income volatility. To seek to achieve this, the Fund will invest in: (i) inflation swaps designed to increase in value when realized inflation or inflation expectations exceed the fixed-rate referenced in such inflation swaps; and (ii) interest rate swaptions designed to increase in value when interest rates and fixed income volatility increase. The Fund will also purchase U.S. Treasury securities (including TIPS) with varied maturities on a rolling basis. In addition, under certain market conditions, the Sub-Adviser may choose to use interest rate swaps to hedge the Fund’s swaption exposure. The Fund may sell an investment if the Sub-Adviser determines the investment is no longer in alignment with the Fund’s principal investment strategies, in response to changing market conditions or in response to Fund cash flows.

The Fund is deemed to be non-diversified under the 1940 Act, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.

The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund’s holdings may be frequently adjusted, which could result in high portfolio turnover.

The Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer.

Temporary Defensive Strategies
For temporary defensive purposes during adverse market, economic, political or other conditions, the Fund may invest in cash or cash equivalents or short-term instruments such as commercial paper, money market mutual funds, or short-term U.S. government securities. Taking a temporary defensive position may result in the Fund not achieving its investment objective.	The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment objective.
Investment Adviser
Tidal Investments LLC	American Beacon Advisors, Inc.
Investment Sub-Advisor
Ionic Capital Management LLC	Ionic Capital Management LLC
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Portfolio Managers

Bart E. Baum, Daniel L. Stone and Doug Fincher are jointly and primarily responsible for the day-to-day management of the Target Fund, and Michael Venuto and Christopher P. Mullen oversee trading and execution for U.S. Treasury securities in the Target Fund.

Bart E. Baum, Principal, Portfolio Manager, and Chief Investment Officer for Ionic, has been a portfolio manager of the Target Fund since its inception in 2022.

Daniel L. Stone, Principal and Portfolio Manager for Ionic, has been a portfolio manager of the Target Fund since its inception in 2022.

Doug Fincher, Portfolio Manager for Ionic, has been a portfolio manager of the Target Fund since 2023.

Michael Venuto, Chief Investment Officer for Tidal, has been a portfolio manager of the Target Fund since its inception in 2022. Mr. Venuto is a co-founder and has been the Chief Investment Officer of Tidal since 2012. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Christopher P. Mullen, Portfolio Manager for Tidal, has been a portfolio manager of the Target Fund since 2024. Mr. Mullen serves as Portfolio Manager at Tidal, having joined the firm in January 2024. From September 2019 to December 2023, he was a Portfolio Manager at Vest Financial LLC, where he managed exchange-traded funds, mutual funds and retirement fund portfolios. Mr. Mullen previously served as a Senior Portfolio Analyst at ProShares Advisors LLC from September 2016 until September 2019. Prior to that, Mr. Mullen served as associate portfolio manager at USCF Investments LLC from February 2013 to September 2016. Mr. Mullen received a Master of Business Administration from the University of Maryland. He also holds a dual bachelor’s degree in global politics and history from Marquette University.

Bart E. Baum, Daniel L. Stone and Doug Fincher are jointly and primarily responsible for the day-to-day management of the Acquiring Fund.

Information regarding Messrs. Baum, Stone and Fincher is the same.

Comparison of Principal Risk Factors

There is no assurance that the Funds will achieve their investment objectives, and you could lose part or all of your investment in the Funds. The Funds are not designed for investors who need an assured level of current income and are intended to be a long-term investment. The Funds are not a complete investment program and may

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not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Funds.

Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and similar principal investment strategies. In addition, as the Acquiring Fund and Target Fund have made different determinations regarding the principal risks, the Acquiring Fund and Target Fund each disclose risks that the other does not.

The Acquiring Fund discloses the following principal risk factors in its Prospectus that the Target Fund does not identify as standalone risk factors:

•	Cybersecurity and Operational Risk
•	The Options Risk sub-risk of Derivatives Risk
•	Hedging Risk
•	Inflation Protection Risk
•	Investment Risk
•	Leverage Risk
•	Liquidity Risk
•	Risk Management Risk
•	Segregated Assets Risk
•	Small Fund Risk
•	Valuation Risk
•	Volatility Risk

While both Funds invest in inflation swaps and interest rate swaps, the Target Fund does so indirectly via a wholly owned Cayman Islands subsidiary, whereas the Acquiring Fund intends to do so directly. Accordingly, the Target Fund includes Cayman Subsidiary Risk and Tax Risk as Principal Risks, but the Acquiring Fund does not. In addition, as the Acquiring Fund discloses that it may invest cash balances in other investment companies, including a government money market fund advised by American Beacon, the Acquiring Fund includes a Government Money Market Funds Risk sub-risk of Other Investment Companies Risk. Like the Target Fund, the Acquiring Fund is subject to Management Risk, but discusses those risks under Asset Selection Risk.

The Acquiring Fund is subject to the principal risks described below. These risks are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of the Acquiring Fund, regardless of the order in which it appears.

Asset Selection Risk

Assets selected for the Fund may not perform to expectations. Judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. Additionally, asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Counterparty Risk	The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.
Cybersecurity and Operational Risk	Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow
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an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Fund to conduct operations or of shareholders to transact the Fund’s shares.

The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms,  or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Derivatives Risk	Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, or to manage certain investment risks or for exposure to a market as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities. Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. As a result, the Fund could lose more than the amount it invests. The use of derivatives may also increase any adverse effects resulting from the underperformance of strategies, asset classes and market exposures to which the Fund has allocated its assets. Derivatives may at times be illiquid and may be more volatile than other types of investments. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain

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derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to  counterparty risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Derivatives transactions requiring the Fund to post collateral may expose the Fund to greater losses in the event of a default by a counterparty. Certain derivatives require the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. The  Fund may buy or sell derivatives not traded on organized exchanges or enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened  counterparty, liquidity and valuation risks.  Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the sub-advisor may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. For example, the CFTC and the designated contract markets have established position limits for certain futures contracts, which may restrict the ability of the Fund, or the Manager or sub-advisor entering trades on the Fund’s behalf, to make certain trading decisions. Rule 18f-4 places limits on the use of derivatives by registered investment companies, such as the Fund. A fund that relies on Rule 18f-4 is required to comply with limits on the amount of leverage-related risk that the fund may obtain, and may also be required to adopt and implement a derivatives risk management program and designate a derivatives risk manager or adopt policies and procedures designed to manage a fund’s derivatives risks.

Ongoing changes to the regulation of derivatives markets and changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. Recent rule changes provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks. The Fund may be subject to the risks associated with investments in derivatives, including but not limited to the following:

•      Options Risk. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the

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        seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options. The movements experienced by the Fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause the Fund to not achieve its objective. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying security instead of the call option. The buyer of a call option assumes the risk of losing its entire investment in the call option. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and any transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. The buyer of a put option assumes the risk of losing its entire investment in the put option.

•      Swaptions Risk. Swaptions enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Fund. The Fund may write (sell) and purchase put or call swaptions. The Fund risks losing all or part of the cash paid (premium) paid for purchasing swaptions. Additionally, the value of the option may be lost if the Sub-Adviser fails to exercise such option at or prior to its expiration. When the Fund writes a swaption it becomes obligated (if the option is exercised) according to the terms of the option agreement. As the swaption contracts held by the Fund near expiration, the Fund may replace them with other swaption contracts that have a later expiration date. That process is called “rolling,” and the Fund may incur costs to “roll” swaption contracts.

•      Swap Agreements Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk. The value of swaps may be affected by changes in overall market movements and changes in interest rates and currency exchange rates. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. A highly liquid secondary market may not exist for certain swaps, and there can be no assurance that one will develop. The use of an organized exchange or market for swap transactions may result in certain trading and valuation efficiencies for swaps, however, this may not always be the case. The

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         absence of an organized exchange or market for swaps transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. Swaps that are traded over-the-counter also are not subject to standardized clearing requirements and the direct oversight of self-regulatory organizations. Swaps may involve greater liquidity and counterparty risks, including settlement risk, as well as collateral risk (i.e., the risk that the swap will not be properly secured with sufficient collateral), legal risk (i.e., the risk that a swap will not be legally enforceable on all of its terms) and operational risk (i.e., the risk of processing and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions). The Fund may invest in the following types of swaps, which may be subject to the risks discussed above, as well as the additional risks as described below:

•      Inflation Swaps Risk. There can be no assurance that the CPI-U, the reference rate for the Fund’s inflation swaps, will accurately measure the rate of inflation experienced in the U.S. or the rate of expected future inflation. Inflation swaps are subject to interest rate risk. The value of an inflation swap is expected to change in response to changes in real interest rates. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap. Additionally, because the zero-coupon inflation swaps in which the Fund will invest do not pay interest periodically, the prices of these swaps can be very volatile when interest rates change, their values may fluctuate more and they may be less liquid than swaps that pay interest periodically. The payments received by the Fund from swaps, such as inflation swaps and other types of swaps, discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

•      Interest Rate Swaps Risk. Interest rate swaps may also be subject to interest rate and market risks. An interest rate swap transaction could result in losses if the underlying asset or reference rate does not perform as anticipated. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.

ETFs Risk

As an ETF, the Fund is subject to the following risks:

•      Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with the  Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the  Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the  Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the  Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•      Cash Transactions Risk. Like other ETFs, the  Fund sells and redeems its shares primarily in large blocks called Creation Units and only to Authorized Participants. Unlike many other ETFs, however, the  Fund expects to effect its creations and

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redemptions at least partially or fully  for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The  Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the  Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

•      Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•      Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is

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generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. If the Fund is delisted, any resulting liquidation of the Fund could create transaction costs for the Fund and adverse federal income tax consequences for investors. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Hedging Risk	The Fund may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that the Fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on the sub-advisor’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the Fund’s hedging strategies will depend on the sub-advisor’s ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of the sub-advisor’s judgments concerning the hedging positions to be acquired by the Fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to the Fund. In addition, the sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. The Fund may not, in general, attempt to hedge all market or other risks inherent in the Fund’s investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the Fund’s overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. When hedging is combined with leverage, the Fund risks losses that are multiplied by the degree of leverage used.
High Portfolio Turnover Risk	Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance and generate higher capital gain distributions to shareholders
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than if the  Fund had a low portfolio turnover rate. Frequent trading by the  Fund could also result in increased realized net capital gains, distributions of which are taxable to the  Fund’s shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

Inflation Protection Risk

Although the Fund seeks to generate positive returns during periods of rising inflation and inflation expectations, the sub-advisor’s investment strategy may fail to achieve this result. If the Fund’s investments do not keep pace with inflation, the real (or inflation-adjusted) value of its assets could decline as their purchasing power decreases. Additionally, due to the Fund’s principal investment strategies, its performance may decline during environments with deflation. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies, or expectations that these policies may change.

Interest Rate Risk

Investments in fixed-income securities that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction as movements in interest rates.   For example, the value of the Fund’s fixed-income investments or derivatives typically will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline.  Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds  held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.    The prices of fixed-income securities  are also affected by their durations. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. Rising interest rates may cause the value of the Fund’s investments in investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of two years, a 1% increase in interest rates could be expected to result in 2% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets.   The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Investment Risk

An investment in the  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The  Fund should not be relied upon as a complete investment program. The market price of the  Fund fluctuates, which means that when you sell your shares of the  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the  Fund.

Leverage Risk	The Fund’s use of derivatives may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the
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costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful.     The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Liquidity Risk	The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.
Market Risk	The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive
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conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•      Recent Market Events Risk. Both  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

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Although interest rates were unusually low in recent years in the  U.S. and abroad, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. It is difficult to predict the impact on various markets of significant interest rate changes or other significant policy changes.

Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with trade negotiations between countries and regions, including the U.S. and China, political or economic dysfunction within some nations, including major producers of oil, and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.  Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance. Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of the Fund. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of the Fund.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last

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for an extended period of time. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact financial markets and the broader economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the  Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When the  Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes the  Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers. Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s NAV and total return when compared to other funds.

Other Investment Companies Risk

To the extent that the  Fund invests in shares of other registered investment companies, the  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the  Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The  Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the  Fund’s investment may decline, adversely affecting the  Fund’s performance. To the extent the  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

•      ETFs Risk. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an

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ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of that index and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

•      Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.   Interest rate risk is the risk that rising interest rates could cause the Fund’s investment to lose value. A decline in short-term interest rates or a low interest rate environment would lower a government money market fund’s yield and the return on the Fund’s investment. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely. There is the risk that the issuers or guarantors of securities owned by a government money market fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the government money market fund. This could cause the government money market fund’s NAV to decline below $1.00 per share, which would cause the Fund’s investment to lose value.

Risk Management

The Fund’s sub-advisor undertakes certain analyses with the intention of identifying particular types of risks and reducing the  Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the  Fund’s exposure to such events; at best, it can only reduce the possibility that the  Fund will be affected by adverse events, and especially those risks that are not intrinsic to the  Fund’s investment program. While the prospectus describes material risk factors associated with the  Fund’s investment program, there is no assurance that, as a particular situation unfolds in the markets, the portfolio managers will be able to identify all of the risks that might affect the  Fund, rate their probability or potential magnitude correctly, or take appropriate measures to reduce the  Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, the  Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities generally cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the  Fund’s assets may, in some circumstances, limit the  Fund’s ability to take advantage of investment opportunities or meet redemption requests. In addition, the need to segregate cash or other liquid securities could limit the  Fund’s ability to pursue other opportunities as they arise.

Small Fund Risk	Like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the affected period. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be
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more volatile than that of a larger fund. The Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of the Fund may incur higher expenses if the Fund fails to attract sufficient assets to realize economies of scale. Investors in the Fund bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategies or may not employ a successful investment strategies. If the Fund does not attract sufficient assets, the Fund may not be viable, and any resulting liquidation could create elevated and negative transaction costs for the Fund and adverse federal income tax consequences for investors, as well as causing shareholders to incur expenses of liquidation.

Treasury Inflation-Protected Securities Risk

U.S. TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI-U. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. TIPS tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. TIPS generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or ETFs in which the Fund invests will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to interest rate risk.

U.S. Treasury Obligations Risk

Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the stated interest rate and face value at maturity, not its current market price and the market prices of such securities may fluctuate. The market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the  U.S. government may cause the market value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, and threats not to increase the federal government’s debt limit, which may result in a potential default on the national debt, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly in recent years. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.

Valuation Risk	This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain
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fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.
Volatility Risk

The  Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause  the Fund’s NAV to experience significant increases or declines in value over short periods of time. Volatility can disrupt historical or theoretical pricing relationships, causing what should otherwise be comparatively low risk positions to incur losses. On the other hand, the lack of volatility can also result in losses for many of the  Fund’s strategies that are effectively “long” volatility. In periods of trendless and/or stagnant markets, the Fund’s strategies may have materially diminished prospects for profitability. The majority of the investment strategies that are employed by the Fund rely for their profitability on market volatility contributing to the pricing inefficiencies that they are designed to identify. Because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Investment Policies/Restrictions

Following the Reorganization, the Target Fund will be managed pursuant to the fundamental investment policies/restrictions of the Acquiring Fund. A “fundamental” investment policy/restriction is one that may not be changed without a shareholder vote. The fundamental investment policies/restrictions for the Funds, as set forth below, are substantively similar but worded differently. Though worded differently, each Fund’s fundamental investment policies/restrictions relating to borrowing, commodities, issuing senior securities, issuing loans, and underwriting securities generally are tied to the rules and regulations applicable to investment companies. There are no material differences in the Funds’ fundamental investment policies/restrictions relating to industry concentration or investing in real estate. In addition, there is no investment held by the Target Fund that would not be a permissible investment under the fundamental investment policies/restrictions of the Acquiring Fund. More detailed information about the Acquiring Fund’s fundamental investment policies/restrictions is available in the Statement of Additional Information.

Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring Fund	Differences
Industry Concentration.	The Fund may not Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political	The Fund may not invest more than 25% of its total assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.

The policy/restriction for the Target Fund excludes repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities) and registered investment companies, whereas the policy/restriction for the Acquiring Fund does not.

The Acquiring Fund’s policy/restriction on industry concentration is specific to securities of companies, while the Target Fund’s policy/restriction applies to investments in general.

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subdivisions, are not considered to be issued by members of any industry.
Borrowing. Senior Securities.	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

The Fund may not borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments and margin deposits, security interests, liens and collateral arrangements with respect to such instruments shall not constitute borrowing.

The Fund may not issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

The Acquiring Fund’s policies/restrictions permit borrowing money or issuing senior securities, not only to the extent permitted under the Investment Company Act, but also pursuant to a rule, order or interpretation issued by the SEC or its staff.

The policy/restriction of the Acquiring Fund identifies certain borrowings permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff. It also states that the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments and margin deposits, security interests, liens and collateral arrangements with respect to such instruments shall not constitute borrowing, whereas the policy/restriction for the Target Fund does not.

Loans.	The Fund may not make loans, except to the extent permitted under the 1940 Act.	The Fund may not lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s

The Acquiring Fund’s policy/restriction permits the Acquiring Fund to lend any security or make any other loan, not only to the extent permitted under the Investment Company Act, but also (i) pursuant to a rule, order or interpretation issued by the SEC or its staff, (ii) through the purchase of a portion of an issue of debt

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		investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.	securities in accordance with the Acquiring Fund’s investment objective, policies and limitations, or (iii) by engaging in repurchase agreements.
Real Estate.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business.	The Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

The policy/restriction for the Target Fund permits the Target Fund to purchase or sell real estate to the extent permitted under the 1940 Act, as well as invest in securities of companies engaged in the real estate business, whereas the policy/restriction for the Acquiring Fund does not.

The Acquiring Fund’s policy/restriction against investing in real estate includes real estate limited partnership interests, while the Target Fund’s policy/restriction does not.

Commodities.	The Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.	The Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments or commodity pools or other entities that purchase and sell commodities and commodity contracts.).

The Target Fund’s policy/restriction permits the Target Fund to purchase or sell commodities to the extent permitted under the 1940 Act, whereas the Acquiring Fund’s policy/restriction does not.

The Acquiring Fund’s policy/restriction permits the Acquiring Fund to purchase or sell foreign currency, forward contracts, swaps, caps, floors, collars, and securities on a forward-commitment or delayed-delivery basis, whereas the Target Fund policy/restriction does not.

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Underwriting.	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that, in
connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.	The policy/restriction of the Target Fund permits the Target Fund to underwrite securities issued by other persons to the extent permitted under the 1940 Act, whereas the policy/restriction of the Acquiring Fund does not. The policy/restriction of the Acquiring Fund permits the Acquiring Fund to underwrite securities issued by others to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law, whereas the policy/restriction of the Target Fund does not.

Under the 1940 Act, the above limitations (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment policies/restrictions at the time such transaction was affected except that, in the case of the Target Fund, limitations with respect to the borrowing of money will be observed continuously.

Additional Information for the Target Fund

In determining its compliance with the Target Fund’s fundamental investment policy/restriction on concentration, the Target Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment policy/restriction on concentration, the Target Fund will look through to the user of private activity municipal bonds to determine their industry.

Additional Information for the Acquiring Fund

For purposes of the Acquiring Fund’s policy/restriction relating to commodities, the policy/restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby indirectly gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of the Acquiring Fund’s policy/restriction relating to making loans, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Acquiring Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of the Acquiring Fund’s policy/restriction relating to issuing senior securities, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any

33

senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy/restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Acquiring Fund’s industry concentration policy/restriction, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy/restriction of not being concentrated in any particular industry or group of industries.

Comparative Performance Information

The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Information Statement. After the Reorganization, the Target Fund will be the accounting survivor. This means that the Acquiring Fund will assume and publish the operating history and performance record of the Target Fund, even after the Target Fund’s liquidation.

The following performance information provides some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance over time. The bar chart shows the annual returns for the Target Fund. The table illustrates how the Target Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad-based securities market index. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Target Fund’s website at www.cpiietf.com.

Calendar year total returns for Shares. Year Ended 12/31
Highest Quarterly Return: 3.38% 2nd Quarter 2023 01/01/23 through 12/31/24 Lowest Quarterly Return: -1.84% 4th Quarter 2023 01/01/23 through 12/31/24

Ionic Inflation Protection ETF – Average Annual Total Returns (For periods ended December 31, 2024)
	One Year	Since Inception (06/28/2022)
Fund Returns Before Taxes	6.97%	3.78%
Fund Returns After Taxes on Distributions	4.66%	1.64%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	4.11%	1.97%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	1.85%
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements or other tax-advantaged accounts, such as an IRA. In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Capitalization

The following table shows the capitalization of the Target Fund as of November 30, 2024, and the Acquiring Fund on a pro forma combined basis as of November 30, 2024, after giving effect to the Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Target Fund. The Acquiring Fund is newly organized and did not have any operations of its own as of the date of this Information Statement.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Ionic Inflation Protection ETF	$12,218,750	$19.55	625,000
Adjustments	0	0	0
Pro forma American Beacon Ionic Inflation Protection ETF	$12,218,750	$19.55	625,000

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization Plan

The terms and conditions under which the Reorganization will be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is attached to this Information Statement as Appendix A.

The Reorganization will involve the Target Fund transferring all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of all the Target Fund’s liabilities. On or as soon as is reasonably practicable after the Closing Date, the Target Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. The number of Acquiring Fund shares each shareholder will receive will be equal in number and aggregate NAV, as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Target Fund shares the shareholder holds at that time. After such distribution, the Target Trust will take all necessary steps under its Declaration of Trust and Delaware and any other applicable law to effect a complete termination of the Target Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on, as appropriate, the books, share records, or global Depository Trust Company (“DTC”) certificate (in each case, the “Global Certificate”) of the Acquiring Fund to open accounts on the Global Certificate of the Acquiring Fund in the names of Shareholders and representing the respective pro rata number of Acquiring Fund Shares due to each Shareholder.

The Reorganization may be terminated at any time at or before the applicable Closing Date by (1) either the Target Trust or the Acquired Trust (a) in the event of the other Trust’s material breach of any representation, warranty, agreement or covenant contained in the Reorganization Plan to be performed at or before the applicable Closing Date, (b) if a condition to a Trust’s obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Reorganization have not occurred on or before June 30, 2025, or another date to which the Trusts agree; (2) by the Trusts’ mutual agreement;

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or (3) by either Trust, in the event that the Target Fund does not receive the requisite shareholder consent approving the Reorganization.

The consummation of the Reorganization also is subject to various conditions, including approval of the Reorganization by the Boards of the Target Trust and Acquiring Trust and via written consent by Target Fund shareholders holding a majority of the outstanding Target Fund shares, completion of all filings with, and receipt of all necessary approvals from, the SEC, and delivery of legal opinions, including a legal opinion regarding the federal income tax consequences of the Reorganization. Subject to the satisfaction of all applicable conditions, including conditions specified in the Reorganization Plan as well as conditions to the Reorganization discussed above, the Reorganization will take place immediately after the close of business on the Closing Date.

The Target Trust Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of either Trust (the “Independent Trustees”), has determined, with respect to Target Fund, that the interests of its existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Target Fund. Similarly, the Acquiring Trust Board, including its Independent Trustees, has determined, with respect to the Acquiring Fund, that the interests of its shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquiring Fund.

Pursuant to the Reorganization Plan, American Beacon will bear the direct expenses related to the Reorganization. Indirect expenses of the Reorganization (such as legal fees incurred by American Beacon or Ionic for their own business interests) will be borne by each party, respectively. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Target Fund with respect to portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to portfolio transitioning conducted after the Reorganization. As the Acquiring Fund does not expect to conduct any portfolio transitioning after the Reorganization, no such transaction costs are expected for the Acquiring Fund. Notwithstanding the foregoing, expenses shall be paid by a Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a registered investment company or would prevent the Reorganization from qualifying as a tax-free reorganization.

Approval of the Reorganization Plan with respect to the Target Fund will require a “majority vote” of its shareholders as that term is defined in the 1940 Act. Specifically, the approval of the Reorganization Plan will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. The Target Fund has obtained this approval by means of a written consent of a majority of its shareholders. If the Reorganization is not consummated for any reason, the Target Trust Board will consider other possible courses of action.

In connection with the Reorganization, the Manager and, to the extent applicable, Ionic, have agreed to use all commercially reasonable efforts to ensure that the Reorganization comply with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) requires, among other things, that during the three-year period immediately following the Reorganization, at least 75% of the members of the Acquiring Trust Board must not be “interested persons” of American Beacon or Tidal within the meaning of the 1940 Act. Section 15(f) also requires that no “unfair burden” be imposed on the Acquiring Fund as a result of the Reorganization or any express or implied terms, conditions or understandings applicable thereto.

Description of the Securities to Be Issued

In accordance with the procedures provided for in the Reorganization Plan, the shareholders of the Target Fund will receive shares equal in number to and with the same aggregate NAV of the Acquiring Fund that the shareholder held in the Target Fund immediately prior to the Reorganization.

This transfer will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on, as appropriate, the books, share records, or global Depository Trust Company (“DTC”) certificate (in each case, the “Global Certificate”) of the Acquiring Fund to open accounts on the Global Certificate of the Acquiring Fund in the names of Shareholders and representing the respective pro rata number of Acquiring Fund Shares due to

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each Shareholder. Shares will be held in book entry form only; paper certificates will not be issued. No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of the Target Fund pursuant to the Reorganization.

The Funds have substantially similar, but not identical, distribution, purchase and redemption procedures. Individual shares of the Funds may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Funds. The Funds issue and redeem shares only in Creation Units at NAV. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer. Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization.

Board Considerations

The Reorganization was presented to the Target Trust Board for consideration and approval at a meeting held on November 20-21, 2024. Prior to voting to approve the Reorganization, the Target Trust Board requested and received detailed information regarding the Reorganization and conferred among themselves and the Target Trust’s officers and with senior representatives of Tidal and Ionic about the Reorganization.

After reviewing and evaluating the information presented to the Target Trust Board, including the factors summarized below and other information in this Information Statement, the Target Trust Board, including all of the Independent Trustees, unanimously approved the Reorganization. In approving the Reorganization, the Target Trust Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund, and that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to different factors. During their consideration of the Reorganization, the Independent Trustees consulted with their independent legal counsel as they deemed appropriate.

The Target Trust Board considered all factors deemed pertinent in its business judgment in evaluating the Reorganization, including those discussed below.

Recommendation of Ionic and Tidal. The Target Trust Board considered that Ionic believes that the Reorganization is in the best interests of the Target Fund and its shareholders. The Board also considered that Ionic and Tidal had recommended and requested that the Target Trust Board approve the Reorganization.

The Terms and Conditions of the Reorganization. The Target Trust Board considered the terms and conditions of the Reorganization Plan and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. The Target Trust Board also took note of the fact that no commission or other transactional fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization. In addition, the Target Trust Board noted that pursuant to the Reorganization Plan, each Target Fund shareholder’s account will be credited with Acquiring Fund shares equal in number and aggregate NAV to the Target Fund shares that each shareholder holds immediately prior to the Reorganization. Based on this information, the Target Trust Board determined that the interests of the Target Fund shareholders would not be diluted as a result of the Reorganization.

Transition of Target Fund to the Acquiring Trust. The Target Trust Board considered representations from American Beacon that it believes the Reorganization would be in the best interests of the Target Fund and its shareholders because American Beacon has the potential to increase the assets of the Acquiring Fund at a faster rate than the Target Fund today due to American Beacon’s expanded distribution capabilities. The Target Trust Board also

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considered that American Beacon further indicated that it believes such asset growth would benefit current Target Fund shareholders in several ways including: (i) shareholder concentration of Fund assets decreases; (ii) the likelihood of an eventual Fund closure due to the Fund not becoming economically viable will decrease; and (iii) the Acquiring Fund will no longer need to trade in and out of a Cayman subsidiary to comply with regulatory and contractual requirements.

Continuity of Portfolio Management. The Target Trust Board considered that there will be continuity of investment management following the Reorganization with respect to the portfolio managers responsible for selecting investments for the Acquiring Fund. The Board noted that Ionic is responsible for determining the securities to be bought and sold by the Target Fund and Ionic will be responsible for determining the securities to be bought and sold by the Acquiring Fund. The Board also noted that Bart E. Baum, Daniel L. Stone and Doug Fincher, each of Ionic, are designated portfolio managers for the Target Fund and will be designated portfolio managers for the Acquiring Fund while American Beacon will not have any designated portfolio managers for the Acquiring Fund. In addition, the Target Trust Board considered a representation from American Beacon that the Reorganization should not result in any differences in the nature, quality and extent of the investment advisory services to be provided to the Acquiring Fund relative to the investment advisory services currently provided to the Target Fund.

Same Investment Objective and Substantially Similar Investment Strategies and Policies. The Target Trust Board considered that the Target Fund and the Acquiring Fund have identical investment objectives and substantially similar principal investment strategies. The Target Trust Board also considered that each Fund’s principal investment strategies generally are the same although there is a difference in the implementation of such strategies in that the Target Fund gains exposure to inflation swaps and interest rate swaps by investing in a wholly-owned Cayman subsidiary and the Acquiring Fund has determined that it does not intend to utilize a Cayman subsidiary for such investments. The Target Trust Board also considered that the principal risks of the Target Fund are substantially similar to the principal risks of the Acquiring Fund although the Acquiring Fund includes some standalone risk factors that are not part of the Target Fund’s principal risk disclosures. The Target Trust Board also considered that the Target Fund and the Acquiring Fund have similar fundamental investment policies.

Expenses Relating to Reorganization. The Target Trust Board considered that neither the Target Fund nor the Target Fund shareholders will incur any expenses in connection with the Reorganization, except that the Target Fund will bear any transaction costs incurred by it from the sale of any portfolio securities in connection with the Reorganization. The Target Trust Board considered that American Beacon has agreed to bear all direct expenses of the Reorganization while indirect expenses of the Reorganization, such as legal fees borne by American Beacon, Ionic, or Tidal for their own business interests, will be borne by the party incurring such costs. The Target Trust Board noted that all direct expenses relating to the proposed Reorganization, whether or not the Reorganization is consummated, will be borne by American Beacon, including expenses related to preparing and filing the registration statement that includes this Information Statement, the cost of copying, printing, and mailing the Information Statement, and any legal fees incurred to facilitate the Reorganization.

Relative Expense Ratios. The Target Trust Board reviewed information regarding comparative expense ratios (including the current and pro forma expense ratios are set forth above). The Target Trust Board noted that the Acquiring Fund will have a unitary management fee of 0.70% of the Acquiring Fund’s average daily net assets which is the same as the unitary management fee for the Target Fund. The Target Trust Board also noted that the Acquiring Fund is also expected to have the same total expense ratio as the Target Fund.

Distribution; Distribution and Service Fees. The Target Trust Board considered the distribution capabilities of Foreside Financial Services, LLC and its commitment to distribute the shares of the Acquiring Fund and that Foreside Financial Services, LLC is an affiliate of Foreside Fund Services, LLC, the Target Fund’s distributor. The Target Trust Board further considered that, like the Target Fund, the Acquiring Fund has adopted a 12b-1 Plan under which the Fund may bear a 12b-1 fee up to 0.25% annually of the Fund’s average daily net assets, and the Acquiring Trust Board has not currently approved any payments under the 12b-1 Plan. The Board further noted that the Acquiring Trust Board will consider the approval of any future commencement of payments under the 12b-1 Plan.

The Experience and Expertise of the Investment Adviser. The Target Trust Board considered information about the experience, expertise, reputation, capabilities, and operations of American Beacon in serving as investment adviser to other investment companies, including ETFs. The Target Trust Board noted that American Beacon had

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significant experience in that regard and that, as of June 30, 2024, had assets under management of approximately $60.0 billion. In addition, the Target Trust Board considered American Beacon’s regulatory history and legal, compliance and administrative and other services that would support the Acquiring Fund.

Federal Income Tax Consequences. The Target Trust Board considered that, as a condition to the closing of the Reorganization, the Funds will receive a tax opinion from K&L Gates LLP to the effect that, for U.S. federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Funds or their shareholders.

Other Alternatives. The Target Trust Board considered that, Tidal and Ionic could propose alternatives to the Reorganization for the Target Fund, which may include liquidation of the Target Fund, or exploring other reorganization options.

Federal Income Tax Consequences of the Reorganization

The Target Trust believes that the Target Fund has qualified for treatment as a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since its inception. Accordingly, the Target Trust believes the Target Fund has been, and expects the Target Fund to continue through the applicable Closing Date, to be relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Code. As a condition to the Closing, the Target Trust and the Acquiring Trust will receive an opinion of the Acquiring Trust’s counsel substantially to the effect that -- based on certain assumptions and conditioned on the representations set forth in the Reorganization Plan (and, if such counsel requests, in separate letters from the Target Trust and the Acquiring Trust) being true and complete at the time of the Closing and the Reorganization being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) -- the Reorganization will qualify as such a reorganization and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes

•	The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities or on the distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;
•	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for the Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities;
•	The Acquiring Fund’s basis in each transferred asset will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);
•	A shareholder will recognize no gain or loss on the exchange of all of its Target Fund shares solely for shares of the Acquiring Fund pursuant to the Reorganization;
•	A shareholder’s aggregate tax basis in the Acquiring Fund shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing; and
•	For purposes of section 381 of the Code, the Acquiring Fund will be treated just as the Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in the corresponding Acquiring Fund’s first taxable year that ends after the Reorganization.
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Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Closing Date, the Target Fund may recognize capital gains, including those realized on disposition of portfolio securities and the liquidation of the Subsidiary in connection with the Reorganization (after reduction by any available capital loss carryforwards), through the Closing Date, which will be distributed to shareholders. These distributions will be taxable to shareholders.

Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

Tracking Your Basis and Holding Period. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares for federal income tax purposes. Any basis determination method you elected with respect to Target Fund shares you acquired will continue to be used by the Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization (“Covered Exchange Shares”). If you want to use any acceptable method for basis determination other than the average basis method, which will be the Acquiring Fund’s default method, with respect to any Acquiring Fund shares you acquire after the Reorganization (“Covered AB Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic). Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.

The Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares. As a result, the Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, is also required to report the basis information and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.

Form of Organization and Rights of Shareholders of the Funds

The rights of shareholders of the Acquiring Fund are substantially similar to the rights of shareholders of the Target Fund. The Target Trust is organized as a Delaware statutory trust, whereas the Acquiring Trust is organized as a Massachusetts business trust. Each Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware or Massachusetts law. The operations of each Trust are also subject to the provisions of the 1940 Act and the rules and regulations thereunder. The chart below describes some of the differences between your rights as a Target Fund shareholder and your rights as an Acquiring Fund shareholder.

Category	Target Fund	Acquiring Fund
Par Value	No par value per share.	Each share may be issued with or without par value, as the Trustees have determined.
Preemptive Rights to Subscribe to Additional Shares	None.	None.
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Preference to Subscribe to Additional Shares	None.	None.
Appraisal Rights	None.	None.
Conversion Rights (not including the right to convert to other Funds)	The Trustees shall have the authority to provide that shareholders of a series or class shall have the right to convert their shares for interests in one or more other trusts, corporations, or other business entities, or a series or class thereof, in accordance with such requirements and procedures as may be established by the Trustees from time to time.	None.
Exchange Rights (not including the right to exchange among Funds)	The Trustees shall have the authority to provide that shareholders of a series or class shall have the right to exchange their shares for interests in one or more other trusts, corporations, or other business entities, or a series or class thereof, in accordance with such requirements and procedures as may be established by the Trustees from time to time.	None.
Shareholder Rights	No rights to title in trust property, to call for any partition, division or accounting, or to treatment as partners.	No rights to title in trust property, to call for any partition, division or accounting, treatment as a partner, or rights, privileges, claims or remedies under contracts or agreements entered into by the Trust or a series thereof, including any third party beneficiary rights.
Personal Liability of Shareholders	No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class except by reason of their own acts or conduct. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholders, nor, except as otherwise provided in the Declaration of Trust, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware, to the extent that such limitation of liability is greater than the limitation of liability provided above.	No shareholder of the Trust or any series shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any series. None of the Trust, the Trustees or any officer, employee or agent of the Trust shall have any power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. In case any shareholder or former shareholder of the Trust shall be held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against any loss and expense arising from such liability. The Trust shall, upon request by the shareholder, assume the defense of
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any claim made against the shareholder for any act or obligation of the Trust or applicable series and satisfy any judgment thereon.
Annual Meetings	No annual meetings unless required by law.	No annual meetings unless required by law.
Shareholder Right to Call Special Meeting of Shareholders	Shall be called upon written request of the shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting.	Shall be called upon request of shareholders owning at least 25% of Net Asset Value (in dollars) of the shares entitled to vote.
Notice of Meetings	Provided personally, by mail or by various other written or electronic means of communication at least 7 days and not more than 120 days prior to the meeting.	Provided personally, by mail or by various other written or electronic means of communication at least 15 days prior to the meeting.
Record Date for Meetings	Trustees may fix in advance a date not more than 120 days, nor less than 7 days, before the meeting.	Trustees may fix in advance a date not more than 120 days before the meeting.
Vote for Approval of Actions (Non-1940 Act)	A majority of the shares voted shall decide any questions.	A majority of the votes cast in person or by proxy shall decide any questions.
Election of Trustees	Trustees shall be elected by the vote of a plurality of the shares voted in person or by proxy. Subject to the requirements of Section 16(a) of the 1940 Act, the Board, by action of a majority of the then acting Trustees at a meeting, may fill vacancies, including, but not limited to, in the case of an increase in the number of Trustees.	A plurality of the votes cast in person or by proxy shall elect a Trustee. In case any vacancy of a Trustee position shall exist for any reason, including, but not limited to, an increase in the number of Trustees authorized, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, consistent with the limitations under the 1940 Act. The power of appointment if subject to the provisions of Section 16(a) of the 1940 Act.
Action by Written Consent	Shareholders may take action without a meeting if a written consent is signed by shareholders having not less than the minimum number of votes necessary to authorize or take that action at a meeting.	Shareholders may act by unanimous written consent.
Adjournment of Meetings	Majority of the Shares represented at the meeting, either in person or by proxy.	The chair of the meeting, or a majority of the votes cast by shareholders present in person or by proxy.
Removal of Trustees by Shareholders

May be removed, with or without cause, at a shareholder meeting by a vote of two-thirds of the outstanding shares of the Trust. Such meeting shall be called upon written request of the shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting.

May be removed, with or without cause, at a special shareholder meeting by a vote of shareholders representing at least two-thirds of the Net Asset Value (in dollars) of the outstanding shares of the Trust. Such special meeting shall be called when requested, for the purpose of removing one or more Trustees from office, in writing by shareholders representing at least 10% of the Net Asset Value (in dollars) of the outstanding shares entitled to vote.
Shareholder Derivative Lawsuits	Prior to bringing a derivative action, a demand by the complaining shareholders must be made on the Board of Trustees, and shall include a detailed description of	In addition to applicable provisions of state law, prior to bringing a derivative action, a demand executed by no fewer than three unrelated and unaffiliated shareholders
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the action or failure to act complained of and the facts upon which each such allegation is made, a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the rights of the Trust or the affected series or class, as applicable, and why, and certain certifications. Shareholders owning shares representing no less than a majority of the then outstanding shares of the Trust or affected series or class, as applicable, must join in bringing the derivative action. The Trustees may review and reject the demand after evaluation.	must be made on the Trustees, and shall contain a detailed description of the action or failure to act complained of, the facts upon which such allegation is made and the reasonably estimated damages or other relief sought, unless a demand is not likely to succeed and irreparable nonmonetary injury to the Trust or series or class that the plaintiff could not reasonably have prevented would otherwise result. Unless a demand is not required as noted above, shareholders who collectively hold shares representing 10% or more of the total combined net asset value of all shares issued and outstanding or of the series or class to which such action relates, must join in the request for the Trustees to commence such action. The Trustees may review and reject the demand after evaluation.

Purchase and Sale of Acquiring Fund Shares

The Target Fund and the Acquiring Fund are exchange-traded funds. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on the Exchange. Shares may be purchased and redeemed from the Fund only in Creation Units, or multiples thereof, at NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund.

The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer. Recent information regarding the Target Fund’s NAV, market price, how often shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Target Fund’s website at www.cpiietf.com, and this information will be available on the Acquiring Fund’s website at [www.americanbeaconfunds.com/etfs/CPII] following the Reorganization. For more information regarding the purchase and redemption of Fund shares, please see “About Your Investment - Purchase and Redemption of Shares” in Appendix C.

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and the Acquiring Fund’s distributor, Foreside Financial Services, LLC, or the Manager may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of

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interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Portfolio Holdings Information

Each day the Acquiring Fund is open for business, the Trust will publicly disseminate the Acquiring Fund’s full portfolio holdings as of the close of the previous day through the website. A description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s  portfolio holdings is available in the Acquiring Fund’s SAI. The holdings of the Acquiring Fund can be found on the Acquiring Fund’s website, when available, at [www.americanbeaconfunds.com/etfs/CPII].

Comparison of Distribution, Purchase and Redemption Procedures

Foreside Financial Services, LLC (“Foreside”), a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor for the shares of the Acquiring Fund. Foreside Fund Services, LLC (“FFC”), also a wholly owned subsidiary of ACA Group and located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor for the shares of the Target Fund. Foreside and FFC are registered broker-dealers and members of the Financial Industry Regulatory Authority (“FINRA”).

Under a Distribution Agreement with the Acquiring Trust or Target Trust, Foreside or FFC act as the distributor and principal underwriter in connection with the continuous offering of shares of the Acquiring Fund and Target Fund, respectively, and distribute Creation Units for the Acquiring Fund and Target Fund, as applicable, on a best efforts basis. Foreside and FFC have no obligation to sell any specific quantity of the applicable Fund’s shares. Shares are continuously offered for sale by the Funds through the applicable distributor only in Creation Units. Shares in less than Creation Units are not distributed by Foreside or FFC, and Foreside and FFC do not maintain a secondary market in shares of the applicable Fund. For more information regarding creation and redemption of creation units, please see “Creation and Redemption of Creation Units” section in the SAI. Foreside or FFC also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers also may be Authorized Participants or DTC Participants. No underwriting commissions have been paid to FFC since the Target Fund commenced operations. Since the Acquiring Fund had not commenced operations prior to the date of this Information Statement, no underwriting commissions have been paid to, or retained by, Foreside. Foreside and FFC have no role in determining the policies of the applicable Fund or the securities that are purchased or sold by the applicable Fund.

The Target Fund and the Acquiring Fund have adopted distribution plans under Rule 12b-1 under the 1940 Act (the “Distribution Plans”) that allow the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. No distribution fees are currently charged to the Funds and there currently are no plans to impose those fees. The Distribution Plans was adopted in order to permit the imposition of fees in the future, in the event that Rule 12b-1 fees begin to be used by ETFs. If such fees are charged in the future, because the Funds would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in a Fund. If fees were charged under the Distribution Plan, the Manager could be authorized to receive Rule 12b-1 fees from the Acquiring Fund regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of the Acquiring Fund. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Acquiring Fund. The maximum annual Rule 12b-1 fee for shares of the Funds is 0.25%.

Purchase and Redemption Procedures

The purchase and redemption procedures for the Target Fund and the Acquiring Fund are substantially similar. Shares of the Target Fund and Acquiring Fund may be purchased or redeemed directly from the applicable Fund only in Creation Units or multiples thereof. Only a broker-dealer that enters into an Authorized Participant agreement with the applicable distributor (an “Authorized Participation Agreement”) may engage in creation and redemption

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transactions directly with the appliable Fund. Purchases and redemptions directly with the applicable Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Information Statement and the SAI.

Please see the SAI for more information about purchases and redemptions of Creation Units of the Acquiring Fund. Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Acquiring Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Acquiring Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, shares are not redeemable by the Acquiring Fund.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, but may be closed at other times. When a  holiday  observed by the Exchange falls on a Saturday, the Exchange will not be open for business on the preceding Friday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. Additional information for the Acquiring Fund is set forth in Appendix C to this Information Statement.

The Board of Trustees of the Target Trust and the Acquiring Trust have determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the shares of the Target Fund and Acquiring Fund, respectively. Please refer to the section titled “Frequent Trading and Market Timing” in Appendix C to this Information Statement for further information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Service Providers

The Manager

American Beacon (the “Manager”) serves as the Manager and administrator of the Acquiring Fund. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Manager is also registered with the CFTC as a CPO under the Commodity Exchange Act and serves as the CPO with respect to the Fund. The Manager is exempt from registration as a commodity trading advisor under  CFTC Regulation 4.14(a)(4) with respect to the Fund.

Normally, under CFTC regulations, if a registered investment company, such as the  Acquiring Fund, has less than a three-year operating history, the Manager is required to show the performance of all accounts and pools managed by the Manager that have investment objectives, policies, and strategies substantially similar to the Fund. The Manager is not providing such performance as the Manager does not have any such accounts or pools.

The Manager may allocate the assets of the Acquiring Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Acquiring Fund. The Manager:

•	develops overall investment strategies for the Acquiring Fund,
•	selects and changes sub-advisors,
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•	allocates assets among sub-advisors,
•	monitors and evaluates the sub-advisor’s investment performance,
•	monitors the sub-advisor’s compliance with the Acquiring Fund’s investment objectives, policies and restrictions,
•	oversees the Acquiring Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and
•	directs the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

The Acquiring Fund’s assets are currently allocated by the Manager to one sub-advisor, Ionic.  Ionic has full discretion to purchase and sell securities for the Acquiring Fund in accordance with the Acquiring Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Acquiring Fund.

In the future, the Manager may allocate the Acquiring Fund’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Acquiring Fund operates in a manager of managers structure. The Acquiring Fund and the Manager have received an exemptive order from the SEC that permits the Acquiring Fund, subject to certain conditions and approval by the Acquiring Trust Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Acquiring Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Acquiring Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Acquiring Trust Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Acquiring Trust Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Acquiring Fund from disclosing the advisory fees paid by the Acquiring Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Acquiring Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Acquiring Trust Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Acquiring Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Under the Acquiring Fund’s management agreement with the Manager (the “Management Agreement”), the Manager has agreed to pay all expenses of the Acquiring Fund, except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolio holdings, securities lending fees, expenses associated with securities sold short, costs, expenses or losses arising out of any liability or claim asserted against the Acquiring Trust or Acquiring Fund for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), costs of holding shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Acquiring Trust Board member who is an “interested person” of the Acquiring Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager, taxes and governmental fees, and extraordinary expenses. The Acquiring Fund’s Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee equal to 0.70% of the Fund’s average daily net assets that is calculated and accrued daily. As of the date of this Information Statement, the Fund had not commenced operations and has not paid management fees to the Manager.

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Acquiring Fund, the lending Acquiring Fund would pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits

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the Acquiring Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Information Statement, the Acquiring Fund does not intend to engage in securities lending activities.

A discussion of the Acquiring Trust Board’s consideration and approval of the Management Agreement between the Acquiring Fund and the Manager, and the Investment Advisory Agreement between the Manager and Ionic, will be available in the Acquiring Fund’s reports filed on Form N-CSR for the fiscal period ending July 31, 2025.

The Sub-Advisor

Ionic Capital Management LLC (“Ionic”) is located at 475 5th Ave, New York, NY 10017. Ionic is an SEC-registered investment adviser and a Delaware limited liability company that provides investment advice on a discretionary basis to private investment funds and sub-advisory services to undertakings for collective investments in transferable securities and the Fund. Ionic is also registered with the CFTC as a commodity trading advisor. As of September 21, 2024, the Sub-Adviser had assets under management of approximately $5.1 billion inclusive of certain notionally funded mandates.

The Investment Advisory Agreement between American Beacon and Ionic provides for American Beacon to pay Ionic an investment sub-advisory fee at the annual rate of 50% of the net management fees on the first $1 billion in net assets of the Acquiring Fund, and 55% of net management fees on the Acquiring Fund’s net assets over $1 billion. These fees are paid by American Beacon, not the Acquiring Fund.

Ionic Portfolio Managers for the American Beacon Ionic Inflation Protection ETF

Set forth below is a brief description of the portfolio managers with joint and primary responsibility for the day-to-day management of the Acquiring Fund. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Target Fund and their compensation.

Bart E. Baum  is a co-founder of Ionic, founded in 2006, where he focuses on managing the firm’s equity option and warrant arbitrage strategies, convertibles and commodities. He has over 29 years of experience managing these strategies. Previously, Mr. Baum was a Managing Director and Portfolio Manager in the U.S. and European Volatility and Credit Arbitrage Group at Highbridge where he focused on equity options, warrants and convertible bonds. He joined Highbridge in 1992 where he also developed and implemented many of the equity arbitrage trading strategies and pioneered the firm’s closed-end fund effort. Mr. Baum earned an MBA from Fordham University and a BA in Political Science from SUNY Albany.

Doug Fincher joined Ionic in 2013 and, together with Mr. Baum and Mr. Stone, is responsible for asset allocation across strategies for certain funds. Previously, Mr. Fincher was the president and CEO of Rock Maple Funds LLC, a New York-based fund of hedge funds. During his tenure at Rock Maple Funds LLC, from 2008 to 2012, he was also a portfolio manager and served on the firm’s investment committee. From 2002 to 2008, Mr. Fincher worked for CIBC WM Inc., where he managed two departments and served on the bank’s U.S. Executive Management Committee.  Earlier in his career, Mr.  Fincher held a variety of senior management positions at Lazard Frères, ABN AMRO Bank N.V. and Kidder Peabody. Mr. Fincher earned a BA in History from Lafayette College.

Daniel L. Stone is a co-founder of Ionic, founded in 2006, where he focuses on managing the firm’s interest rate, currency and credit strategies. He has over 25 years of experience managing relative value arbitrage and long volatility strategies across multiple asset classes. Previously, Mr. Stone was a Managing Director and Portfolio Manager in the U.S. and European Volatility and Credit Arbitrage Group at Highbridge Capital Management, LLC (“Highbridge”). He joined Highbridge in 1996 where he also managed convertible bonds and equity, interest rate and credit derivatives. Mr. Stone earned an AB in Economics Magna cum Laude from Harvard College.

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Other Service Providers

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the transfer agent (“Transfer Agent”), custodian (“Custodian”) and dividend disbursing agent for the Acquiring Fund. State Street also serves as the Acquiring Fund’s Foreign Custody Manager pursuant to rules adopted under the 1940 Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Acquiring Fund with certain financial reporting and tax services.

The Acquiring Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd., Suite 500, Boston, MA 02210.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Acquiring Fund.

Payments to Financial Intermediaries

The Manager and/or the Manager’s affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. Such payments, which may be significant to the intermediary, are not made by the Acquiring Fund. Rather, such payments are made by the Manager or its affiliates from their own resources, and constitute what it sometimes referred to as “revenue sharing.”

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Compensation received by a financial intermediary from the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Acquiring Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Acquiring Fund, including travel and lodging expenses. It may also cover the development of technology platforms and reporting systems, data provision services, financial intermediaries making shares of the Acquiring Fund available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor, services provided in connection with such fund supermarket platforms and programs, or costs incurred by financial intermediaries in connection with their efforts to sell Acquiring Fund shares, including costs incurred compensating (registered) sales representatives, preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary and the prospect of receiving it may create conflicts of interest between the intermediary and its customers and may provide the financial intermediary with an incentive to recommend the shares of the Acquiring Fund or another fund in the American Beacon Funds Complex over other potential investments, and may cause it to make decisions about the level of services provided to its customers based on the payments or other financial incentives it is eligible to receive. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Acquiring Fund within their organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Information Statement.

“Householding”

One copy of this Information Statement may be delivered to multiple shareholders who share a single address, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Information Statement or a copy of the Target Fund’s most recent Annual or Semi-Annual Shareholder Report, free of charge, write to the Target Fund at: Ionic Inflation Protection ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 , visit www.cpiietf.com or call (866) 214-2234. If you received an

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Information Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Target Fund as instructed above.

Additional Information

For additional information regarding your investment in the Acquiring Fund (and other funds in the Acquiring Trust), including: (1) the Acquiring Fund’s investments; (2) purchase, exchange and redemption information; (3) valuation of Acquiring Fund shares; (4) account and transaction policies; and (5) information regarding dividends, other distributions and taxes, please see Appendix C.

OTHER INFORMATION

Record Date; Not a Proxy Statement

You are receiving this document because, as of December 18, 2024, you were a shareholder of the Target Fund. Pursuant to the Reorganization Plan, upon the closing of the Reorganization, your shares of the Target Fund will automatically be exchanged for shares of the Acquiring Fund equal in number and aggregate NAV to your Target Fund shares as of the close of business on the day the Reorganization is closed. The Reorganization is currently scheduled to take place on or about April 11, 2025 (the “Closing Date”).

As of December 18, 2024, there were a total of 625,000 shares outstanding of the Target Fund. In a matter that were to be submitted to shareholders, each whole share would be entitled to one vote and each fractional share would be entitled to a proportionate fractional vote.

We are not asking you for a proxy, and you are requested not to send us a proxy. Although the Target Fund’s organizational documents require shareholder approval to effectuate the Reorganization, we are not asking you to approve the Reorganization by voting a proxy. The Target Fund’s organizational documents permit the required shareholder approval to be obtained by written consent without a meeting by the holders of a majority of the outstanding shares (as defined in the enclosed Information Statement), and the Majority Shareholders approved the Reorganization by written consent on December 18, 2024. Accordingly, the Reorganization may now take effect 20 days or more following the date of the accompanying Information Statement.

Next Meeting of Shareholders

The Target Fund does not hold regular meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of shareholders, unless required. Target Fund shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Target Fund at: Ionic Inflation Protection ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Acquiring Fund shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. Submission of a proposal does not necessarily mean that the proposal will be included.

FINANCIAL HIGHLIGHTS

For the financial highlights tables of the Target Fund see “Financial Highlights” in Appendix D. The information for the six months ended October 31, 2024, has not been audited. The information for the fiscal years ended April 30, 2023, and 2024 was audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Target Fund and the notes thereto included in the Target Fund’s Annual Shareholder Report for the fiscal year ended April 30, 2024 and the fiscal period ended April 30, 2023, and the Target Fund’s unaudited financial statements and accompanying notes appearing in Item 7 of the Target Fund’s Form N-CSR for the fiscal period ended October 31, 2024.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of ____________, 2024, by and among Tidal ETF Trust, a Delaware statutory trust (“Target Trust”), on behalf of its segregated portfolio of assets (“series”), Ionic Inflation Protection ETF (the “Target ETF”); American Beacon Select Funds, a Massachusetts business trust (“Acquiring Trust”), on behalf of its series, American Beacon Ionic Inflation Protection ETF (the “Acquiring ETF”); and, solely for purposes of Section 6, Tidal Investments LLC, Target Trust’s investment adviser (“Target Adviser”), solely for purposes of Section 6, Ionic Capital Management LLC, Target ETF’s investment sub-adviser (“Target Sub-Adviser”), and, solely for purposes of Section 6, American Beacon Advisors, Inc., Acquiring Trust’s investment adviser (“Acquiring Trust Adviser”). (each of Target ETF and Acquiring ETF is sometimes referred to herein as an “ETF,” and each of Target Trust and Acquiring Trust is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations described herein (collectively, “Obligations”) of and by each ETF – and of and by the Investment Company of which that ETF is a series, on that ETF’s behalf – shall be the Obligations of that ETF only, (2) all rights and benefits created hereunder in favor of an ETF shall inure to and be enforceable by the Investment Company of which that ETF is a series, on that ETF’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be liable with respect to the breach or other default by an ETF or the Investment Company of its Obligations set forth herein.

The Investment Companies wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and each Investment Company intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Target ETF (1) transferring all of its assets to the Acquiring ETF (which is being established solely for the purpose of acquiring those assets and continuing the Target ETF’s business) in exchange solely for shares of beneficial interest (“shares”) in the Acquiring ETF and the Acquiring ETF’s assumption of all of the Target ETF’s Liabilities (defined below) (2) distributing those shares pro rata to the Target ETF’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal income tax purposes), and (3) terminating the Target ETF (all the foregoing transactions involving the Target ETF and the Acquiring ETF being referred to herein collectively as the “Reorganization”), all on the terms and conditions set forth herein.

With respect to the Reorganization, each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has duly authorized performance hereof on behalf of the ETF that is a series thereof (“its ETF”) by all necessary Board action.

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The Target ETF has issued and outstanding one class of shares (“Target ETF Shares”). Commencing at the Effective Time (as defined in Section 2.1), the Acquiring ETF will issue and have outstanding one class of shares (“Acquiring ETF Shares”). The rights and obligations of Target ETF Shares and Acquiring ETF Shares are substantially similar.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite Shareholder Consent (as defined in Section 4.2) and satisfaction of the terms and conditions set forth herein, Target ETF shall assign, sell, convey, transfer, and deliver all of its assets described in Section 1.2 (“Assets”) to Acquiring ETF. In exchange therefor, Acquiring ETF shall:

(a) issue and deliver to Target ETF the number of Acquiring ETF Shares equal to the number Target ETF Shares outstanding at the Effective Time; and

(b) assume all of Target ETF’s liabilities described in Section 1.3 (“Liabilities”).

The transactions described in this Section 1.1 shall take place at the Closing (as defined in Section 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature – including, without limitation, all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Target ETF owns at the Effective Time, and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target ETF’s books at that time. Prior to the Closing, Target ETF shall liquidate its subsidiary, Ionic Cayman Subsidiary (the “Subsidiary”) and hold directly the assets (or proceeds thereof) formerly held by the Subsidiary. Such assets (and not shares in the Subsidiary) shall be included in the Assets transferred to the Acquiring ETF. The Target ETF may cause the Subsidiary to transfer such assets directly to the Acquiring ETF on the Target ETF’s behalf. Target ETF shall, prior to the Effective Time, declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, resulting from the liquidation of the Subsidiary.

1.3 The Liabilities shall consist of all of Target ETF’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in Section 3.1(aa)) borne by Acquiring Trust Adviser pursuant to Section 6. Notwithstanding the foregoing, Target ETF shall endeavor to discharge all its known liabilities, debts, obligations, and duties that are or will become due before the Effective Time, other than those incurred in the ordinary course of business that are

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associated with assets of the Target ETF to be transferred to the Acquiring ETF, prior to Closing; and Target Trust shall maintain liability insurance with respect to pre-Closing liabilities, which insurance coverage shall survive the Closing for a reasonable period. Any such liabilities incurred prior to Closing in the ordinary course of business that are associated with the assets of the Target ETF to be transferred to the Acquiring ETF not so discharged and existing at Closing, shall be assumed by the Acquiring ETF.

1.4 At or before the Closing, Acquiring ETF shall redeem the Initial Share (as defined in Section 5.7) for the price at which it is issued pursuant to that Section. At the Effective Time (or as soon thereafter as is reasonably practicable), Target ETF shall distribute all the Acquiring ETF Shares it receives pursuant to Section 1.1(a) to its shareholders of record determined at that time (each, a “Shareholder”), in proportion to their Target ETF Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target ETF for federal income tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). Such liquidation and distribution will be accomplished by the transfer of the Acquiring ETF Shares then credited to the account of the Target ETF on, as appropriate, the books, share records, or global Depository Trust Company (“DTC”) certificate (in each case, the “Global Certificate”) of the Acquiring ETF to open accounts on the Global Certificate of the Acquiring ETF in the names of Shareholders and representing the respective pro rata number of Acquiring ETF Shares due to each Shareholder. The Shareholders will be entitled to receive Acquiring ETF Shares equal in number and value to the aggregate net asset value of the then outstanding Target ETF Shares owned by Shareholders at the Effective Time. All issued and outstanding Target ETF Shares will simultaneously be redeemed and canceled.

1.5 DTC will act as securities depositary for the Acquiring ETF Shares. The Acquiring ETF Shares are represented by a global securities certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for the Acquiring ETF Shares. Access to DTC system is available to, among others, both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with DTC directly of a participant in DTC (“DTC Participants”) or indirectly (“Indirect Participants”). Beneficial ownership of all Acquiring ETF Shares will be limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Acquiring ETF Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants). Beneficial Owners will receive from or through DTC Participants a written confirmation relating to their ownership of the Acquiring ETF Shares.

1.6 Any transfer taxes payable on the issuance and transfer of Acquiring ETF Shares in a name other than that of the registered holder on the Target ETF’s Global Certificate, actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of Target ETF to a public authority, including the responsibility for filing regulatory reports, tax returns (for periods ending before the Effective

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Time), and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Target ETF’s responsibility up to and including the date on which the Target ETF is terminated.

1.8 After the Effective Time, Target ETF shall not conduct any business except in connection with its termination and complete liquidation. As soon as reasonably practicable after distribution of the Acquiring ETF Shares pursuant to Section 1.4, but in all events within six months after the Effective Time, Target ETF shall be terminated as a series of Target Trust.

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(a) The value of the Target ETF’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, and the amount of the Liabilities shall be determined, as of the Effective Time, using the valuation methodologies set forth in the then-current prospectus for the Acquiring ETF and the valuation procedures established by the Acquiring Trust’s board of trustees; provided, however, that such computation is materially consistent with the valuation policies and procedures of the Target Trust and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

(b) The number of shares of the Acquiring ETF issued in exchange for the Target ETF’s Assets shall equal the number of Target ETF Shares outstanding as of the Effective Time. All Acquiring ETF shares delivered to the Target ETF will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(c) The net asset value per share of the Acquiring ETF shares issued in connection with the Reorganization shall be determined by dividing (i) the value of the Assets minus the Liabilities (as described in Section 1.9(a)) by (ii) the number of the Acquiring ETF shares issued in connection with the Reorganization (as described in Section 1.9(b)).

(d) All computations of value shall be made by the Acquiring ETF or its designated recordkeeping agent using the valuation procedures described in this Section 1.9 and shall be subject to review by the Target ETF and/or its recordkeeping agent, and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on April 11, 2025 (such date the “Closing Date” and such time the “Effective Time”). The Closing shall be held at Acquiring Trust’s offices or at such other place as to which the Investment Companies agree. The Closing may also be held by facsimile, email or such other communication as the Investment Companies agree.

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2.2 Target Trust shall cause the custodian of Target ETF’s assets (“Target Custodian”) (a) to make Target ETF’s portfolio securities available to Acquiring Trust (or to its custodian (“Acquiring Custodian”), if Acquiring Trust so directs), for examination, no later than five business days preceding the Effective Time, it being understood that such holdings may change prior to the Effective Time, and (b) to transfer and deliver the Assets as of the Effective Time to the Acquiring Custodian for Acquiring ETF’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Target Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Target ETF’s assets are deposited, in the case of Target ETF’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. If Target ETF is unable to make such delivery at the Effective Time in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Effective Time have not yet been delivered to Target ETF or its broker, then Acquiring ETF may, in its sole discretion, waive the delivery requirements of this Section with respect to such undelivered Assets if Target ETF has, by or at the Effective Time, delivered to Acquiring ETF or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by Acquiring ETF or the Acquiring Custodian, such as brokers’ confirmation slips. Target Trust shall also direct the Target Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) (a) stating that pursuant to proper instructions provided to the Target Custodian by Target Trust, the Target Custodian has delivered all of Target ETF’s portfolio securities, cash, and other Assets to the Acquiring Custodian for Acquiring ETF’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The Acquiring Custodian shall certify to Acquiring Trust that such information, as reflected on Acquiring ETF’s books immediately after the Effective Time, does or will conform to that information as so certified by the Target Custodian. The Acquiring ETF hereby agrees to keep any portfolio securities information provided prior to the Effective Time confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transaction contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential to the same or greater extent as Acquiring ETF’s agreement to keep such information confidential under this Section 2.2.

2.3 By the Closing, the Target Trust shall cause its transfer agent to deliver to the Acquiring Trust, or its designated agent, instructions necessary for the pro rata distribution of Acquiring ETF Shares as provided in Section 1.4, all as of the close of business on the Closing Date. The Acquiring Trust shall cause its transfer agent to deliver to the Target Trust evidence that the Acquiring ETF Shares have been credited to the Target ETF’s account on the books of the Acquiring ETF and that such Acquiring ETF Shares have been credited pro rata to open accounts in the names of the Target ETF shareholders as provided in Section 1.4.

2.4 Target Trust shall deliver to Acquiring Trust and Acquiring Trust Adviser, within five days before the Closing, it being understood that such holdings may change prior to the Effective Time, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Target ETF’s books at values provided by an authorized pricing vendor for Target ETF.

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2.5 If requested by Acquiring Trust, Target Trust shall direct Tidal ETF Services LLC (“Tidal”), and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Target ETF (collectively, “Work Papers”) for any of the Target ETF’s fiscal and taxable periods from its commencement of operations through the period that ended April 30, 2024, and for the period from April 30, 2024 through the Effective Time.

2.6 At the Closing, the Acquiring Trust on behalf of Acquiring ETF and the Target Trust on behalf of the Target ETF shall deliver to each other, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated as of the Effective Time, to the effect that the representations and warranties it made therein and herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Target Trust, on Target ETF’s behalf, represents and warrants to Acquiring Trust, on Acquiring ETF’s behalf, as follows:

(a)	Target Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust (as it may be amended from time to time) has been duly filed in the office of the Secretary of State of Delaware (“State Secretary”), (2) is duly registered under the 1940 Act as an open-end management investment company and (3) has the power to own all its properties and assets and to carry on its business as described its current registration statement on Form N-1A;
(b)	Target ETF is a duly established and designated series of Target Trust;
(c)	Target Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Target Trust, with respect to Target ETF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)	At the Effective Time, Target Trust, on Target ETF’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted as to resale by their terms); and on delivery and payment for the Assets, Acquiring Trust, on Acquiring ETF’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except
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restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”), provided the Acquiring ETF will acquire Assets that are segregated as collateral for Target ETF’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(e)	Target Trust, with respect to Target ETF, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of its Agreement and Declaration of Trust (“Target Trust’s Declaration”) or Amended and Restated By-Laws (each as last amended), Delaware law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Target Trust, on Target ETF’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Target Trust, on Target ETF’s behalf, is a party or by which it is bound;
(f)	At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target Trust, with respect to Target ETF (other than this Agreement and certain investment contracts, including options, futures, forward contracts and swap agreements), will terminate or (2) provision for discharge or Acquiring ETF’s assumption of any Liabilities of Target ETF thereunder will be made, without either ETF incurring any penalty with respect thereto and without diminishing or releasing any rights Target Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g)	No material litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Target Trust’s best knowledge, threatened against Target Trust, with respect to Target ETF or any of its properties or assets attributable or allocable to Target ETF that, if adversely determined, would materially and adversely affect Target ETF’s financial condition or the conduct of its business; and Target Trust, on Target ETF’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target ETF’s business or Target Trust’s ability to consummate the transactions contemplated hereby;
(h)	Target ETF has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of October 31, 2024, and those incurred in the ordinary course of business as an investment company since such date. Target ETF’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended April 30, 2024, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm that audits Target ETF’s books, and are in
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accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Target Trust has furnished to Acquiring Trust), present fairly, in all material respects, Target ETF’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Target ETF required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)	Since April 30, 2024, there has not been any material adverse change in Target ETF’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target ETF of indebtedness maturing more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subsection, a decline in NAV per Target ETF Share due to declines in market values of securities Target ETF holds, the discharge of Target ETF liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Target ETF Shares by its shareholders will not constitute a material adverse change;
(j)	All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target ETF required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Target Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns;
(k)	Target ETF (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares and (b) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(l)	Target ETF is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal income tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target ETF is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Target ETF has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1))
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(“RIC”) and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; and Target ETF has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(m)	All issued and outstanding Target ETF Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Target Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target ETF Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target ETF’s shareholder records (as provided in the Certificate to be delivered pursuant to Section 2.3); and Target ETF does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target ETF Shares, nor are there outstanding any securities convertible into any Target ETF Shares;
(n)	Target ETF incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(o)	Target ETF is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(p)	On the date on which they were issued, on the effective date of the Registration Statement (as defined in Section 3.3(a)), at the time of the Shareholder Consent, and at the Effective Time, Target ETF’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”);
(q)	The information to be furnished by Target Trust for use in no-action letters, applications for orders, the Registration Statement, information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Acquiring Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholder Consent, not contain any Untrue Statement or Omission;
(r)	The Target Trust’s Declaration permits Target Trust to vary its shareholders’ investment; Target Trust does not have a fixed pool of assets; and each series thereof (including
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Target ETF) is a managed portfolio of securities, and Target Adviser has the authority to buy and sell securities for Target ETF;

(s)	Target ETF’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to Acquiring Trust;
(t)	The Acquiring ETF Shares to be delivered to Target ETF hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;
(u)	Target ETF’s minute books and similar records made available to Acquiring Trust prior to the execution hereof contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Target ETF’s shareholder records so made available accurately reflect all record transfers in Target ETF’s shares prior to the execution of this Agreement; and any other books and records of Target ETF so made available are true and correct in all material respects and contain no material omissions with respect to Target ETF’s business and operations;
(v)	Target Trust has maintained with respect to Target ETF, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;
(w)	Target Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;
(x)	Target ETF does not have any unamortized or unpaid organizational fees or expenses;
(y)	Target ETF has not changed its taxable year-end since inception and will not change its taxable year-end prior to the Closing;
(z)	None of the compensation received from Target ETF, Target Adviser, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act (“Affiliate”) of Target ETF or Target Adviser (each, a “Target ETF Group Member”) by any Shareholder who or that is an employee of or service provider to Target ETF will be separate consideration for, or allocable to, any of the Target ETF Shares that Shareholder holds; none of the Acquiring ETF Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Target ETF Group Member; and the compensation paid to any such Shareholder by any Target ETF Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
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(aa)	No expenses incurred by Target ETF or on its behalf in connection with the Reorganization will be paid or assumed by any Target ETF Group Member (other than Target ETF) or, to Target Trust’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring ETF Shares will be transferred to Target ETF or any of its shareholders by any Target ETF Group Member or, to Target Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and
(bb)	Target Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

3.2 Acquiring Trust, on Acquiring ETF’s behalf, represents and warrants to Target Trust, on Target ETF’s behalf, as follows:

(a)	Acquiring Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and its Amended and Restated Declaration of Trust, dated March 1, 2023 (“Acquiring Trust’s Declaration”) is on file with the Secretary of the Commonwealth of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)	At the Effective Time, Acquiring ETF will be a duly established and designated series of Acquiring Trust; Acquiring ETF has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, Acquiring ETF will be a shell series of Acquiring Trust, without assets (except the amount paid for the Initial Share if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Target ETF’s business;
(c)	Acquiring Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquiring Trust, with respect to Acquiring ETF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)	Before the Closing, there will be no (1) issued and outstanding Acquiring ETF Shares of any class, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring ETF Shares, (3) securities convertible into any Acquiring ETF Shares, or (4) other securities issued by Acquiring ETF, except the Initial Share;
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(e)	No consideration other than Acquiring ETF Shares (and Acquiring ETF’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)	Acquiring Trust, with respect to Acquiring ETF, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Acquiring Trust’s Declaration or Acquiring Trust’s Bylaws, or any Undertaking to which Acquiring Trust, on Acquiring ETF’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Trust, on Acquiring ETF’s behalf, is a party or by which it is bound;
(g)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Trust’s knowledge, threatened against Acquiring Trust, with respect to Acquiring ETF or any of its properties or assets attributable or allocable to Acquiring ETF, that, if adversely determined, would materially and adversely affect Acquiring ETF’s financial condition or the conduct of its business; and Acquiring Trust, on Acquiring ETF’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring ETF’s business or Acquiring Trust’s ability to consummate the transactions contemplated hereby;
(h)	Acquiring ETF is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal income tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring ETF has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, Acquiring ETF will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, Acquiring ETF will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming the Target ETF will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, Acquiring ETF will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Acquiring ETF intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for each subsequent taxable year;
(i)	The Acquiring ETF Shares to be issued and delivered to Target ETF, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and
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appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring ETF Shares and will be fully paid and non-assessable by Acquiring Trust;

(j)	There is no plan or intention for Acquiring ETF to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(k)	Immediately after the Effective Time, Acquiring ETF will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(l)	The information to be furnished by Acquiring Trust for use in no-action letters, applications for orders, registration statements, information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Target Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholder Consent, not contain any Untrue Statement or Omission;
(m)	The Acquiring Trust’s Declaration permits Acquiring Trust to vary its shareholders’ investment; Acquiring Trust does not have a fixed pool of assets; and each series thereof (including Acquiring ETF after it commences operations) is (or will be) a managed portfolio of securities, and Acquiring Trust Adviser and each investment sub-advisor thereof have the authority to buy and sell securities for it;
(n)	None of the compensation received from Acquiring ETF, Acquiring Trust Adviser, or any Affiliate of either of them (each, a “Acquiring ETF Group Member”) by any Shareholder who or that is an employee of or service provider to Target ETF will be separate consideration for, or allocable to, any of the Target ETF Shares that Shareholder holds; none of the Acquiring ETF Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquiring ETF Group Member; and the compensation paid to any such Shareholder by any Acquiring ETF Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(o)	No expenses incurred by Target ETF or on its behalf in connection with the Reorganization will be paid or assumed by any Acquiring ETF Group Member or, to Acquiring Trust’s knowledge, any other person unless those expenses are Reorganization Expenses, and no cash or property other than Acquiring ETF Shares will be transferred to Target ETF or any of its shareholders by any Acquiring ETF Group Member or, to Acquiring Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;
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(p)	Immediately following consummation of the Reorganization, the Shareholders will own all the Acquiring ETF Shares and will own those shares solely by reason of their ownership of the Target ETF Shares immediately before the Reorganization;
(q)	Acquiring Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax); and
(r)	On the effective date of the Registration Statement, at the time of the Shareholder Consent, and at the Effective Time, Acquiring ETF’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (2) not contain any Untrue Statement or Omission (provided, however, that this representation is not made with respect to information provided by the Target Trust).

3.3 Each Investment Company, on its ETF’s behalf, represents and warrants to the other Investment Company, on its ETF’s behalf, as follows:

(a)	No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its ETF’s behalf, except for (1) Acquiring Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring ETF Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and information statement (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time (it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Shareholder Consent);
(b)	The value of the Acquiring ETF Shares each Shareholder receives will be equal to the value of its Target ETF Shares it actually or constructively surrenders in exchange therefor;
(c)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization; and
(d)	The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring ETF and those to which the Assets are subject.
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4. COVENANTS

4.1 Target Trust covenants to operate Target ETF’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target ETF Shares, and regular and customary periodic dividends and other distributions.

4.2 Target Trust covenants to obtain approval, by written consent, of the transactions contemplated hereby by Target ETF shareholders holding a majority of the outstanding Target ETF Shares (“Shareholder Consent”).

4.3 Target Trust covenants that it will assist Acquiring Trust in obtaining information Acquiring Trust reasonably requests concerning the beneficial ownership of Target ETF Shares.

4.4 Target Trust covenants that it will turn over its books and records pertaining to Target ETF (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Trust at the Closing.

4.5 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.6 Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) Acquiring Trust, on Acquiring ETF’s behalf, title to and possession of all the Assets and assumption of all the Liabilities, and (b) Target Trust, on Target ETF’s behalf, title to and possession of the Acquiring ETF Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7 Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Acquiring ETF’s operations after the Effective Time.

4.8 Target Trust covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to Acquiring Trust, in a form reasonably satisfactory thereto, a Certificate stating Target ETF’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to Acquiring ETF pursuant to section 381, with such information provided as of the Target ETF’s most recently completed taxable year end prior to the Effective Time, together with such information for the Target ETF’s current taxable year, through and including the Effective Date, as the Acquiring ETF will need in order to determine such earnings and profits, capital loss carryovers and other items for such taxable year when it ends.

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4.9 It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

4.10 Target Trust covenants that it, if requested, will cause Tidal and other applicable service providers to deliver to Acquiring Trust all Work Papers for any of the Target ETF’s fiscal and taxable periods from its commencement of operations through April 30, 2024, and for the period from April 30, 2024 through the Effective Time, in either case no later than the earlier of (a) 60 days after the date of the request or (b) 15 days after the Effective Time.

4.11 Target Trust covenants to make a pro rata distribution of all the Acquiring ETF Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target ETF.

4.12 Acquiring Trust covenants that it will engage a transfer agent that will open accounts on Acquiring ETF’s Shareholder records in the Shareholders’ names and transferring those Acquiring ETF Shares thereto.

4.13 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target ETF’s shareholders by the Shareholder Consent.

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop order(s) suspending the effectiveness thereof shall have been issued; to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of

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federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either ETF’s assets or properties.

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

5.4 The Target Trust shall have received on the Closing date the opinion of K&L Gates LLP, counsel to the Acquiring Trust (which may rely on certificates of officers or trustees of the Acquiring Trust), dated as of the Closing date, covering the following points:

(a) The Acquiring Trust is a voluntary association validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the Acquiring ETF’s properties and assets and to carry on its business, including that of the Acquiring ETF, as a registered investment company;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type with respect to itself and with respect to each series of shares it offers, including the Acquiring ETF, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The Agreement has been duly authorized by the Acquiring Trust on behalf of the Acquiring ETF and, assuming due authorization, execution and delivery of the Agreement by the Target Trust, the Target ETF, and the other parties hereto, is a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring ETF, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(d) The Acquiring ETF Shares to be issued to the Target ETF as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target ETF’s Assets will be fully paid and non-assessable by the Acquiring Trust, and no shareholder of an Acquiring ETF has any preemptive rights to subscription or purchase in respect thereof; and

(e) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Trust’s Declaration or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring ETF,

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or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

5.5 The Acquiring Trust shall have received on the Closing date the opinion of Godfrey & Kahn, S.C., counsel to the Target Trust (which may rely on certificates of officers or trustees of the Target Trust), covering the following points:

(a) The Target Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of Target ETF’s properties and assets, and to conduct its business as a registered investment company;

(b) The Target Trust is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target ETF, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The Agreement has been duly authorized by the Target Trust on behalf of Target ETF and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Trust and the Acquiring ETF, is a valid and binding obligation of the Target Trust, on behalf of the Target ETF, enforceable against the Target Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Target Trust’s Declaration or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target ETF, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

5.6 The Investment Companies shall have received an opinion of K&L Gates LLP (“Tax Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it (which, notwithstanding Section 7, shall survive the Closing), and in separate letters, if Tax Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to Section 2.6(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Tax Counsel has not approved) – for federal income tax purposes:

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(a)	Acquiring ETF’s acquisition of the Assets in exchange solely for Acquiring ETF Shares and its assumption of the Liabilities, followed by Target ETF’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target ETF Shares and in complete liquidation of Target ETF, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each ETF will be “a party to a reorganization” (within the meaning of section 368(b));
(b)	Target ETF will recognize no gain or loss on the transfer of the Assets to Acquiring ETF in exchange solely for Acquiring ETF Shares and Acquiring ETF’s assumption of the Liabilities, or on the subsequent distribution of the Acquiring ETF Shares to the Shareholders in exchange for their Target ETF Shares;
(c)	Acquiring ETF will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring ETF Shares and its assumption of the Liabilities;
(d)	Acquiring ETF’s basis in each Asset will be the same as Target ETF’s basis therein immediately before the Reorganization, and Acquiring ETF’s holding period for each Asset will include Target ETF’s holding period therefor (except where Acquiring ETF’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e)	A Shareholder will recognize no gain or loss on the exchange of all its Target ETF Shares solely for Acquiring ETF Shares pursuant to the Reorganization;
(f)	A Shareholder’s aggregate basis in the Acquiring ETF Shares it receives in the Reorganization will be the same as the aggregate basis in its Target ETF Shares it actually or constructively surrenders in exchange for those Acquiring ETF Shares, and its holding period for those Acquiring ETF Shares will include, in each instance, its holding period for those Target ETF Shares, provided the Shareholder holds them as capital assets at the Effective Time; and
(g)	For purposes of section 381, Acquiring ETF will be treated just as Target ETF would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Target ETF’s taxable year, Target ETF’s tax attributes enumerated in section 381(c) will be taken into account by Acquiring ETF as if there had been no Reorganization, and the part of Target ETF’s last taxable year that began before the Reorganization will be included in Acquiring ETF’s first taxable year that ends after the Reorganization.

Notwithstanding subsections (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the ETFs or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

5.7 Before the Closing, Acquiring Trust’s Board shall have authorized the issuance of, and Acquiring Trust shall have issued, one Acquiring ETF Share (“Initial Share”) to Acquiring

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Trust Adviser or an affiliate thereof, in consideration of the payment of $10.00 (or other amount Acquiring Trust’s officers, pursuant to that Board’s delegation of authority, determine) apiece, to take whatever action it may be required to take as Acquiring ETF’s sole shareholder pursuant to Section 5.8; and

5.8 Acquiring Trust, on Acquiring ETF’s behalf, shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for Acquiring ETF’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by Acquiring Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Acquiring Trust Adviser or its affiliate as Acquiring ETF’s sole shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in Sections 5.1, 5.2, and 5.6) if, in the judgment of its Board, that waiver will not have a material adverse effect on its ETF’s shareholders’ interests.

6. EXPENSES

Subject to satisfaction of the condition contained in Sections 3.1(aa) and 3.2(o), Acquiring Trust Adviser shall bear the direct expenses related to the Reorganization. Indirect expenses of the Reorganization, such as legal fees incurred by the Acquiring Trust Adviser or Target Sub-Adviser for their own business interests, will be borne by each party, respectively. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Target ETF with respect to the portfolio transitioning conducted before the Reorganization, including in connection with the liquidation of the Subsidiary, and borne by the Acquiring ETF with respect to the portfolio transitioning conducted after the Reorganization.

Target Adviser, Target Sub-Adviser, and Acquiring Trust Adviser shall remain liable for their respective shares of the Reorganization Expenses regardless of whether the transactions contemplated hereby occur, and this Section 6 shall survive the Closing (notwithstanding anything to the contrary in Section 7) and any termination of this Agreement pursuant to Section 8. Notwithstanding the foregoing, expenses shall be paid by the ETF directly incurring them if and to the extent that the payment thereof by another person would result in that ETF’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, agreement, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. Except for the provisions of Section 6 and as provided in Section 5.6, the representations, warranties, agreements, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

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8. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, agreement, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before June 30, 2025, or another date to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement; or

8.3 By either Investment Company, in the event that the Target ETF does not receive the requisite Shareholder Consent approving the Reorganization.

In the event of termination under Sections 8.1(c) or (d) or 8.2 or 8.3, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Target ETF’s Shareholder Consent with respect thereto; provided that, following such Shareholder Consent, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Acquiring Trust, on Acquiring ETF’s behalf, or Target Trust, on Target ETF’s behalf, and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

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11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees and not individually, and that each Investment Company’s obligations hereunder are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable ETF but are only binding on and enforceable against its property attributable to and held for the benefit of the applicable ETF (“ETF’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or the applicable ETF’s behalf, shall look only to the other applicable ETF’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

Notice to the Target ETF or Target Trust:

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, WI 53204

Attention: Michael Pellegrino

Email: mpellegrino@tidalfg.com

With a copy to:

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

Attention: Christopher M. Cahlamer and Thomas A. Bausch

Email: ccahlamer@gklaw.com

Email: tbausch@gklaw.com

Notice to the Acquiring ETF or Acquiring Trust:

American Beacon Select Funds

220 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Legal Officer

Facsimile: 817-391-6131

With a copy to:

K&L Gates LLP

1601 K Street, N.W,

Washington, DC 20006

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Attn: Robert Zutz

Email: Robert.Zutz@klgates.com

Notice to Target Adviser:

Tidal Investments LLC

234 West Florida Street, Suite 203

Milwaukee, WI 53204

Attention: Michael Pellegrino

Email: mpellegrino@tidalfg.com

Notice to Target Sub-Adviser:

Ionic Capital Management LLC

475 Fifth Avenue, 9th Floor

New York, NY 10017

Attention: John Richardson

Email: John.Richardson@ioniccap.com

Notice to Acquiring Trust Adviser:

American Beacon Advisors, Inc.

220 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Investment Officer

with a copy to General Counsel at the same address.

Facsimile: 817-391-6131

11.5 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

TIDAL ETF TRUST, on behalf of its series, Ionic Inflation Protection ETF

By:
Name:
Title:
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AMERICAN BEACON SELECT FUNDS, on behalf of its series, American Beacon Ionic Inflation Protection ETF

By:
Name:
Title:

For purposes of Section 6 only:

TIDAL INVESTMENTS LLC

By:
Name:
Title:

For purposes of Section 6 only:

IONIC CAPITAL MANAGEMENT LLC

By:
Name:
Title:

For purposes of Section 6 only:

AMERICAN BEACON ADVISORS, INC.

By:
Name:
Title:
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APPENDIX B

OWNERSHIP OF SHARES

As of the Record Date, the following persons were record owners (or to the knowledge of the Target Trust, beneficial owners) of 5% or more of the shares of the Target Fund. The Target Trust believes that all of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons may be deemed to “control” the Fund within the meaning of the 1940 Act if they own beneficially either directly or through controlled companies more than 25% of the voting securities of the Target Fund or acknowledge the existence of control. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund. The actions of an entity or person that controls the Target Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Target Fund or large redemptions by a control person could cause the Target Fund’s other shareholders to pay a higher pro rata portion of the Target Fund’s expenses.

Ionic Inflation Protection ETF
Name and Address of Principal Holder	Percent of Target Fund Owned	Record or Beneficial Ownership	Percentage Owned After the Reorganization
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.59%	Record	25.59%
JPMorgan Chase Bank, NA 1111 Polaris Parkway Columbus, Ohio 43240	13.60%	Record	13.60%
JPMorgan Chase & Co. 270 Park Avenue New York, NY 10017	5.06%	Record	5.06%
National Financial Services LLC 245 Summer Street Boston, Massachusetts 02210	8.90%	Record	8.90%
Wells Fargo Clearing Services LLC Account for Exclusive Benefit of Customers 2801 Market St. St. Louis, Missouri 63103-2523	37.61%	Record	37.61%
Bart Baum PO BOX 219643 KANSAS CITY, MO 64121-9643	18.40%	Beneficial	18.40%
Daniel L. Stone PO BOX 219643 KANSAS CITY, MO 64121-9643	47.20%	Beneficial	47.20%

As of the Record Date, the Officers and Trustees of the Target Trust, as a group, owned less than 1% of the outstanding voting securities of each share class of the Target Fund.

Since the Acquiring Fund has not commenced operations as of the date of this Information Statement, there were no shareholders that owned of record or beneficially 5% or more of the outstanding shares of the Acquiring Fund, and the Trustees and officers of Acquiring Trust, as a group, did not own shares of the Acquiring Fund.

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APPENDIX C

Additional Information About the Acquiring Fund

References to the “Fund” in this section relate to the Acquiring Fund. Capitalized terms that are not otherwise defined are defined in the Glossary at the end of this section.

Additional Information About the Acquiring Fund’s Investments

This section provides more detailed information regarding certain of the Acquiring Fund’s (in this Appendix C, the “Fund”) principal investment strategies as well as information regarding the Fund’s strategy with respect to investment of cash balances.

Cash Management

To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund may utilize the following investments:

•	Cash Equivalent Securities. The Fund may invest cash balances in cash-equivalent securities including, for example, short-term U.S. Treasury bills. Short-term U.S. Treasury bills and notes are discussed below, under “Fixed-Income Instruments.”

•	Government Money Market Funds. The Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If the Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that the Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Derivative Investments

Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, commodities, options, futures, interest rates, credit rating, volatility measures, indices or currencies.  The Fund may invest in the following derivative instruments:

•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security, commodity, currency or derivative underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months), or on the option’s expiration date. The writer of an option has the obligation upon exercise of the option to deliver the underlying security, commodity, currency or derivative upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option.

•	Swaptions. Swaptions are options that give a party the right, but not the obligation, to enter into a swap at some designated future time on specified terms in exchange for a premium payment. Swaptions enable the Fund to purchase exposure that is significantly greater than the premium paid.

•	Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g.,
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interest rates in the case of interest rate swaps) or the performance of specified securities, indices or other assets based on the nominal or face amount of a reference asset. Payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the swap is less than (or exceeds) the amount of the other party’s payment. The terms of the swap transaction are either negotiated by the sub-advisor and the swap counterparty or established based on terms generally available on an exchange or contract market. Nearly any type of derivative, including forward contracts, can be structured as a swap.

•	Inflation Swaps. In an inflation swap, one party pays a fixed rate in exchange for payments tied to an inflation index, such as the CPI-U. The zero-coupon inflation swaps in which the Fund will invest do not exchange payments periodically, and instead make a single payment at maturity.

•	Interest Rate Swaps. The Fund may enter into an interest rate swap in order to protect against declines in the value of fixed-income securities held by the Fund. In an interest rate swap, the Fund and another party exchange the right to receive interest payments on a security or other reference rate.

Fixed-Income Instruments

The Fund’s investments in, or exposure to, fixed-income instruments may include:

•	U.S. Treasury Securities. U.S. Treasury bills have initial maturities of one year or less. U.S. Treasury notes have initial maturities of one to ten years. U.S. Treasury securities that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate.

•	Treasury Inflation-Protected Securities (“TIPS”). TIPS are marketable securities whose principal is adjusted based on changes in the CPI-U. The relationship between TIPS and the CPI-U affects both the principal amount paid when a TIPS instrument matures and the amount of interest that a TIPS instrument pays semi-annually. When a TIPS instrument matures, the principal paid is the greater of the CPI-U-adjusted principal or the original principal. TIPS pay interest at a fixed rate. However, because the fixed rate is applied to the CPI-U-adjusted principal, interest payments can vary in amount from one period to the next. If the rate of inflation increases, the interest payment increases. If the rate of inflation decreases, the interest payment decreases. The Fund may invest directly in TIPS or indirectly through ETFs.

Other Investment Companies

The  Fund, at times, may invest in shares of other investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

•	ETFs. The Fund may invest in ETFs. ETFs trade like a common stock, and passively-managed ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. ETF shares typically are purchased and redeemed through in-kind purchases and redemptions, and trade on a stock exchange at market prices, which may differ from an ETF’s NAV. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies but also presents some additional risks due to being exchange-traded. The price of an ETF can fluctuate within a wide range.
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•	Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

About Your Investment

Purchase and Redemption of Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer that enters into an Authorized Participant agreement with the Distributor (an “Authorized Participation Agreement”) may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, but may be closed at other times. When a  holiday  observed by the Exchange falls on a Saturday, the Exchange will not be open for business on the preceding Friday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

For more information on how to buy and sell shares of the Fund, call 1-833-471-3562 or visit www.americanbeaconfunds.com.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at [www.americanbeaconfunds.com/etfs/CPII]. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

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Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to compliance with Rule 12d1-4 under the Investment Company Act, including that such investment companies enter into an agreement with the Fund.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Beneficial Ownership

The Depository Trust Company (“DTC”) serves as securities depository for the Fund’s shares. DTC, or its nominee, is the owner of record for all outstanding shares. Beneficial owners of the Fund’s shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) the securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC (“DTC Participants”), and (iii) brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests (“Indirect Participants”). The Trust understands that, under existing industry practice, in the event the Fund requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. For more detailed information, see “Book Entry Only System” in the Fund’s Statement of Additional Information.

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Payments to Financial Intermediaries

The Manager and/or the Manager’s affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Manager or its affiliates from their own resources, and constitute what it sometimes referred to as “revenue sharing.”

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Compensation received by a financial intermediary from the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover the development of technology platforms and reporting systems, data provision services, financial intermediaries making shares of the Fund available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor, services provided in connection with such fund supermarket platforms and programs, or costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives, preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary and the prospect of receiving it may create conflicts of interest between the intermediary and its customers and may provide the financial intermediary with an incentive to recommend the shares of the Fund or another fund in the American Beacon Funds Complex over other potential investments, and may cause it to make decisions about the level of services provided to its customers based on the payments or other financial incentives it is eligible to receive. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within their organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Frequent Trading and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the  Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The  Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on an annual basis and distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) on an annual basis (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table below).

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The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Any dividends are paid monthly, and capital gains distributions and other distributions are paid annually.

No dividend reinvestment service is provided by the Fund. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income *	Ordinary income **
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions *	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Sales of shares owned for more than one year	Long-term capital gains or losses
Sales of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*Whether reinvested or taken in cash.

**Except for dividends that are attributable to ’‘qualified dividend income,’’ if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ’‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends the Fund pays to individuals may be ’‘qualified dividend income’’ (’‘QDI’’) and thus eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

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A shareholder may realize a taxable gain or loss when selling shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held. Any capital gain an individual shareholder recognizes on a sale of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ’‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the sale or exchange of Fund shares, or (2) the excess of the individual’s ’‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Additional Information

The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution Plan

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act, which allows the Fund to pay distribution and other fees for the sale of Fund shares and for other services provided to

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shareholders. The Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement, to be used for the sale and distribution of Fund shares. The Plan provides that the shares of the Fund may pay up to 0.25% per annum of the average daily net assets attributable to the shares, to the Manager (or another entity approved by the Board). Because these fees would be paid out of the Fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. There is no present intention of Fund shares paying, accruing, or incurring any Rule 12b-1 fees and Fund shares will not pay, accrue or incur any Rule 12b-1 fees until such time as approved by the Fund’s Board of Trustees.

Portfolio Holdings

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of business on the previous day through the Fund’s website at www.americanbeaconfunds.com. A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may also access on the Fund’s website at www.americanbeaconfunds.com or by calling 1-833-471-3562 to request a free copy. Following the Reorganization, the holdings of the Fund can be found on the Fund’s website at [www.americanbeaconfunds.com/etfs/CPII].

Delivery of Documents

The summary prospectus is available, and the Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) will be available, online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Fund’s summary prospectus, please go to www.americanbeaconfunds.com and click on ’‘Quick Links’’ and then ’‘Register for E-Delivery.’’

To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Valuation of Shares

The Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from the Fund’s market price. Investors that purchase and sell the Fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share.

The NAV per share of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event

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has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.

The Valuation Rule permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which it invests. In addition, the  Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ’‘Quick Links’’ and then ’‘Daily NAVs.’

Additional Information About the Acquiring Fund’s Performance Index

The Fund’s performance is compared to the Bloomberg US Aggregate Bond Index.

•	The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes components for Treasuries, government-related and corporate securities, mortgage pass-through securities, and asset-backed securities.

Notice Regarding Index Data

“Bloomberg®” and the Bloomberg indices listed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the distributor hereof (the “Licensee”).

The financial products named herein (the “Products”) are not sponsored, endorsed, sold or promoted by  Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities or commodities generally or in the Product particularly. The only relationship of Bloomberg to Licensee is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Licensee or the Products. Bloomberg has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. Bloomberg is not

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responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Products, in connection with the administration, marketing or trading of the Products.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCT OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

GLOSSARY

Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Capital Gains Distributions	Distributions of realized net capital gains
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Deflation	The general decline in the price level of goods and services.
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems
Distributor	Foreside Financial Services, LLC
Dividends	Distributions from the Fund’s net investment income
DRD	Dividends-received deduction
EU	European Union
Exchange	NYSE Arca, Inc., a national securities exchange on which shares of the Fund are listed
Forwards	Foreign Currency Forward Contracts
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Management Agreement	The Fund’s Management Agreement with the Manager
NAV	Fund’s net asset value
NDF	Non-deliverable foreign currency forward contract
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
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QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Select Funds or Trust	American Beacon Select Funds
State Street	State Street Bank and Trust Company
UK	United Kingdom
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APPENDIX D

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Target Fund’s financial performance for the fiscal periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the six months ended October 31, 2024, has not been audited. The information for the fiscal year ended April 30, 2024 and the fiscal period ended April 30, 2023 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report on Form N-CSR, which is available upon request by calling the Target Fund at 866-214-2234.

Ionic Inflation Protection ETF SM
PER SHARE DATA:	Period ended October 31, 2024 (Unaudited)	Year ended April 30, 2024	Period ended April 30, 2023(a)
Net asset value, beginning of period	$20.01	$19.58	$20.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.44	0.82	0.69
Net realized and unrealized gain (loss) on investments(c)	(0.48)	0.71	(0.55)
Total from investment operations	(0.04)	1.53	0.14
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(1.11)	(0.49)
Return of capital	—	—	(0.08)
Total distributions	(0.35)	(1.11)	(0.57)
CAPITAL SHARE TRANSACTIONS
ETF transaction fees per share	0.00(d)	0.01	0.01
Net asset value, end of year/period	$19.62	$20.01	$19.58
TOTAL RETURN (e)	-0.15%	8.16%	0.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,264	$14,505	$9,790
Ratio of expenses to average net assets(f)	0.75%	0.71%	0.74%
Ratio of interest and swap accretion and amortization expenses to average net assets(f)(h)	0.05%	0.01%	0.04%
Ratio of operational expenses to average net assets excluding interest and swap accretion and amortization expense(f)(h)	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets(f)	4.49%	4.19%	4.18%
Portfolio turnover rate(e)(g)	37%	336%	339%

(a)	Inception date of the Fund was June 28, 2022
(b)	Net investment income per share has been calculated based on average shares outstanding during the year.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years. and may not reconcile with the aggregate gains and losses in the Consolidated Statement of Operations due to share transactions for the year.
(d)	Amount represents less than $0.005 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Interest expense is only applicable to the unaudited period ended October 31, 2024.
D-1

STATEMENT OF ADDITIONAL INFORMATION

[ XX XX], 2025

IONIC INFLATION PROTECTION ETF

a series of Tidal ETF Trust

234 W. Florida St., Suite 203

Milwaukee, Wisconsin 52304

AMERICAN BEACON IONIC INFLATION PROTECTION ETF

a series of American Beacon Select Funds

220 East Las Colinas Boulevard

Suite 1200

Irving, Texas 75039

(817) 391-6100

Acquisition of the Assets and Assumption of the Liabilities of:		By and in Exchange for Shares of:
Ionic Inflation Protection ETF	→	American Beacon Ionic Inflation Protection ETF

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization (the “Reorganization”) of the Ionic Inflation Protection ETF (the “Target Fund”), a series of Tidal ETF Trust (the “Target Trust”) into the American Beacon Ionic Inflation Protection ETF (the “Acquiring Fund” or the “Fund”), a series of the American Beacon Select Funds (“Acquiring Trust” or “Trust”). In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund equal in number and aggregate net asset value (“NAV”) to the shares of the Target Fund that the shareholder holds immediately prior to the Reorganization and the assumption by the Acquiring Fund of the Target Fund’s liabilities.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Combined Information Statement and Prospectus (“Information Statement/Prospectus” or “Prospectus”) dated [XX XX], 2025 relating to the Reorganization. The Information Statement/Prospectus is an information statement for the Target Fund shareholders and a prospectus for the shares of the Acquiring Fund that will be issued in connection with the Reorganization. The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund are not available. Pro forma financial statements are not presented as the Target Fund is being combined with the Acquiring Fund, a newly created series of the Acquiring Trust, which does not have any assets or liabilities. The Target Fund will be the accounting and performance survivor of the Reorganization. Copies of the Information Statement/Prospectus may be obtained without charge, upon request, by writing to the Target Trust at the address above, calling (toll-free) 866-214-2234, or on the Target Fund’s website, www.cpiietf.com. Copies of the Acquiring Fund’s

Annual and Semi-Annual Shareholder Reports, and accompanying notes, when they are available, may be obtained without charge, upon request by calling (800) 658-5811 or by visiting www.americanbeaconfunds.com.

This SAI is incorporated by reference into the Information Statement/Prospectus. In other words, it is legally a part of the Information Statement/Prospectus. Capitalized terms in this SAI have the same definition as in the Information Statement/Prospectus, unless otherwise defined.

Information Incorporated by Reference

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are also incorporated by reference into this SAI:

1.	The Prospectus and Statement of Additional Information of the Target Trust, with respect to the Target Fund, dated August 28, 2024 (File Nos. 333-227298 and 811-23377), as amended.
a.	Supplement to the Prospectus and Statement of Additional Information, dated November 25, 2024 (File Nos. 333-227298 and 811-23377).
2.	The Annual Shareholder Report of the Target Fund for the fiscal year ended April 30, 2024.
3.	The unaudited Semi-Annual Shareholder Report, financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal period ended October 31, 2024.

The Target Fund has previously sent its Prospectus and Annual Shareholder Report to its shareholders, as applicable. For a free copy of any of the documents listed above, please call or write at the telephone number or the address above for the Target Trust.

Supplemental Financial Information

Tables showing the fees and expenses of the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “Comparative Fee and Expense Tables” section of the Information Statement/Prospectus. The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Target Fund modified to show the effects of such changes is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

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3

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of the American Beacon Select Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on August 18, 1999. The Fund constitutes a separate investment portfolio with distinct investment objectives and a distinct purpose and strategy. The Fund is “non-diversified” as that term is defined by the Investment Company Act.

This SAI relates to the Information Statement/Prospectus being furnished to shareholders of the Target Fund, in connection with an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) pursuant to which the Target Fund will be reorganized into the Acquiring Fund, a newly created series of the Trust (the “Reorganization”). A copy of the Reorganization Plan is attached as Exhibit A to the Information Statement/Prospectus. The Reorganization Plan contemplates certain transactions, including: (a) the transfer of all assets of the Target Fund to, and the assumption of all liabilities of the Target Fund by, the Acquiring Fund in exchange solely for shares of such Acquiring Fund; (b) the distribution of those Acquiring Fund shares pro rata to shareholders of the Target Fund; and (c) the dissolution of the Target Fund. Pursuant to the Reorganization, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Target Fund. Since the investment objectives of the Acquiring Fund are identical to those of the Target Fund, the Target Fund and the Acquiring Fund have substantially similar investment strategies, and the Acquiring Fund will engage the investment sub-advisor (as defined in “Investment Advisory Agreement” below) currently providing services to the Target Fund as the Fund’s investment sub-advisor, the Acquiring Fund will adopt the prior performance and financial history of the Target Fund.

The Fund issues and redeems shares at net asset value (“NAV”) only in aggregations of a specified number of shares (“Creation Units”) in exchange for a “Basket” of cash and/or securities. The Fund generally issues and redeems Creation Units in exchange for a Basket of cash but may also issue and redeem Creation Units in exchange for a designated Basket of securities plus an amount of cash that the Fund specifies. Unlike mutual funds, shares are not individually redeemable.

Certain employees of the Fund’s sub-advisor, American Beacon Advisors, Inc. (the “Manager”) or its affiliates are responsible for interacting with market participants that transact in Baskets for one or more Creation Units. As part of these discussions, these employees may discuss with a market participant the securities the Fund is willing to accept in connection with a purchase (also called a “creation”) of shares, and securities that the Fund will provide on a redemption of shares. These employees may also discuss portfolio holdings-related information with broker-dealers in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course.

Shares of the Fund will be listed on NYSE Arca, Inc. (the “Exchange”), a national securities exchange and trade in the secondary market, where most investors will buy and sell them at market prices that change throughout the day. Such market prices may be lower, higher or equal to NAV. Accordingly, when transacting in the secondary market, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares. Investors may also pay brokerage commissions and similar charges when purchasing and selling shares.

NON-DIVERSIFIED STATUS

As noted above, the American Beacon Ionic Inflation Protection ETF is “non-diversified” under the Investment Company Act, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of its shares. Although the Fund is non-diversified under the Investment Company Act, it is subject to the diversification rules of the Internal Revenue Code, that apply to all “regulated investment companies.” These rules provide that, among the requirements to maintain the favorable tax treatment applicable to RICs, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of that value would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund. With respect to the remaining 50% of its total asset value, the Fund is limited to holding no more than 25% of that value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.” These limits apply only as of the end of each quarter of the Fund’s taxable (fiscal) year and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by other RICs.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies, and principal risks are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.

Borrowing Risk — The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns. (See “Cover and Asset Segregation” disclosure below.)

Cash Equivalents and Other Short-Term Investments — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below. Certain of these investments are issued by and provide exposure to banks. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•	Bank Deposit Notes. Bank deposit notes are obligations of a bank that provide an alternative to certificates of deposit. Similar to certificates of deposit, deposit notes represent bank level investment and, therefore, are senior to all holding company corporate debt. Bank deposit notes rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Typically, bank deposit notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.
•	Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Most acceptances have maturities of six months or less. Bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.
•	Bearer Deposit Notes. Bearer deposit notes, or bearer bonds, are bonds or debt securities that entitle the holder of the document to ownership or title in the deposit. Such notes are typically unregistered, and whoever physically holds the bond is presumed to be the owner of the instrument.

Recovery of the value of a bearer bond in the event of its loss or destruction usually is impossible. Interest is typically paid upon presentment of an interest coupon for payment.

•	CDs. CDs are negotiable certificates issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies) for a definite period of time and earning a specified rate of return. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.
•	Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act. While some restricted commercial paper normally is deemed illiquid, in certain cases it may be deemed liquid.
•	Government Money Market Funds. The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is
2

required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, the Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk.

Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.

•	Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.
•	Repurchase Agreements. Repurchase agreements are agreements pursuant to which the Fund purchases securities from a bank that is a member of the Federal Reserve System (or a foreign bank or U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults.
•	Short-term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.
•	Time Deposits. Time deposits, also referred to as “fixed time deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, although there is no market for such deposits.

Cover and Asset Segregation — The Fund may borrow money, make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. A Fund will comply with rules and guidance from the SEC with respect to coverage of certain investments and trading practices. A Fund’s approach to asset coverage may vary depending on terms within its agreement with a counterparty. With respect to certain investments under the agreement, a Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, a Fund’s current obligations will generally be equal only to the net amount to be paid by a Fund based on the relative values of the positions held by each party to the agreement. Earmarking or otherwise segregating a large percentage of a Fund’s assets could impede the management of the Fund’s portfolio or a Fund’s ability to meet redemption requests or other current obligations, because a Fund may be unable to promptly dispose of those assets.

Cybersecurity and Operational Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, its service providers, third-party fund distribution platforms, and the issuers of the Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data

3

maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund, the Manager, the sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Fund’s investments, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond the Fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents, including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of the Fund’s investments, third party service providers, trading counterparties or any other service providers whose operations may affect the Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by the Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

Debentures — Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the corporate or government issuer, not by collateral, and documented by indentures. Governments often issue debentures because they generally cannot guarantee debt with assets due to the fact that government assets are public property. Debenture holders are unsecured creditors. In the event of default or bankruptcy by the issuer, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The value of a debenture can fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.

Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). The Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain

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forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators.

Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risks.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. The SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing the Fund’s use of derivatives and began requiring the Fund to satisfy the requirements of the Derivatives Rule. As a result, the Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that the Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that the Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, the Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, the Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.

The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies. These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact the Fund’s use of derivatives. Under CFTC Regulation 4.5, the Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of the Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test, which requires,

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among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”

Further information about the specific types of derivative instruments in which the Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. The Fund may invest in various types of derivatives, including among others:

•	Options. The Fund may purchase and sell put options and call options, each a type of derivative instrument, on securities and foreign currencies. A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. Where the underlying security is a convertible bond, the call option is considered to be uncovered until the option is exercised.

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver or pay the value of the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. The Fund may terminate its obligation as the writer of a call or put option by purchasing a corresponding option with the same exercise price and expiration date as the option previously written. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. There is no assurance that a liquid secondary market on an exchange will exist for a particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. The Fund may use NDOs, which are foreign exchange products designed to assist in reducing the foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.

•	Swaptions. Swaptions are options to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on predetermined terms at a future date. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Depending on the terms of the particular option agreement, the Fund generally will incur a
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greater degree of risk when it writes a swaption than when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

•	Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks. Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor. Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by the sub-advisor to present minimum risk of default, and the Fund normally obtains collateral to secure its exposure. Swaps involve the risk that, if the swap declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss, which may cause the Fund to owe money to the seller. The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments, and the Fund may be unable to sell a swap agreement to a third party at a favorable price.
•	Interest Rate and Inflation Swaps. In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or “notional” amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating rate on that notional amount. Interest rate swap agreements entail both interest rate risk and counterparty risk. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received. The Fund may also invest in inflation swaps, where an inflation rate index is used in place of an interest rate index.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Fixed-Income Investments — The Fund may hold debt instruments, including government and corporate debt instruments, and other fixed-income securities. To the extent that the Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives. Typically, the values of fixed-

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income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance. Conversely, if rising interest rates cause the Fund to lose value, the Fund could face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. For fixed-income securities with variable or floating rates, the interest rates reset when the specified index or reference rate changes. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable or unwilling to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This is similar to call risk, which is the risk that the issuer of a debt security may repay the security early. This may result in the Fund not enjoying the increase in the security’s market price that usually accompanies a decline in rates, and also having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Fund would like or at the price the sub-advisor believes the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector.

Fixed-income securities are also subject to market risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause the Fund’s NAV to fluctuate or make it more difficult for the Fund to accurately value its securities. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.

In addition, specific types of fixed-income securities in which the Fund may invest are subject to the risks described elsewhere in this SAI.

Inflation Risk — Stocks, bonds and other securities may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower values for stocks, bonds and other securities. Inflation risk also may result from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5%), but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined. Fixed income securities, other than inflation-linked bonds, adjustable bonds and floating rate bonds, generally expose the Fund to inflation risk because the interest rate that the issuer promises to pay is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the

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Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. To the extent the Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. The Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. However, currently the Fund may exceed these limits when investing in shares of an ETF or other investment company subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as the Fund, to invest in the ETF or other investment company in excess of the limits described above. Rule 12d1-4 under the Investment Company Act and revisions to other rules permitting funds to invest in other investment companies, which are intended to streamline and enhance the regulatory framework applicable to fund of funds arrangements, took effect on January 19, 2022. While Rule 12d1-4 permits more types of fund of funds arrangements without an exemptive order, and supersedes many prior exemptive orders, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

The Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

•	ETFs. The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
•	Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. (See “Cash Equivalents and Other Short-Term Investments – Government Money Market Funds” above.)

Treasury Inflation-Protected Securities — U.S. Treasury inflation-protected securities (“TIPS”) are debt securities whose principal value is periodically adjusted according to the rate of inflation as determined by the Consumer Price Index for All Urban Consumers (the “CPI-U”). The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. TIPS generally pay a lower nominal interest rate than comparable non-inflation-indexed bonds.

TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased a TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year inflation adjusted par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year inflation adjusted par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of TIPS will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of TIPS is not guaranteed and will fluctuate.

The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal

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interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of a TIPS will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Unrated Securities Risk — Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the sub-advisor’s credit analysis than if the Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities, such as those of the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank (“FHLB”) or the Federal Farm Credit Bank (“FFCB”), by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those of the Federal Farm Credit Bureau, only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. The market prices of U.S. government agency securities are not guaranteed by the U.S. Government. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk, interest rate risk and market risk.

U.S. Treasury Obligations — U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics, and include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. U.S. Treasury obligations are subject to credit risk and interest rate risk. The total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Treasury obligations (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Treasury obligations; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.

Variable or Floating Rate Obligations — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A variable rate obligation has a coupon rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the coupon is based. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

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The Fund may invest in floaters and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index rate, the Secured Overnight Financing Rate (“SOFR”), or a U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction. These transactions enable the Fund to “lock-in” what the Manager or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in its assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

When entering into a when-issued or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Pursuant to Rule 18f-4 under the Investment Company Act, when-issued, delayed-delivery and forward commitment transactions will be deemed not to involve a senior security, provided that: the Fund intends to physically settle the transaction; and the transaction will settle within 35 days of its trade date. If such transactions are deemed senior securities, the Fund will maintain with its Custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisor’s ability to manage the Fund’s portfolio.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or
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interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments or commodity pools or other entities that purchase and sell commodities and commodity contracts).
3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.
4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.
5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.
6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments and margin deposits, security interests, liens and collateral arrangements with respect to such instruments shall not constitute borrowing.
7	Invest more than 25% of its total assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.

Under the Investment Company Act, the above limitations (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

For purposes of the Fund’s policy relating to commodities set forth in (2) above, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby indirectly gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of the Fund’s policy relating to making loans set forth in (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of the Fund’s policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund’s industry concentration policy set forth in (7) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain

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securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor believes it is appropriate, and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1	prior to the opening of regular trading on the Exchange, a complete list of holdings as of the close of the prior business day that will form the basis of the Fund’s next net asset value calculation (available at www.americanbeaconfunds.com);
2	through the facilities of the National Securities Clearing Corporation (“NSCC”) prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e., Deposit Securities) (as defined below) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e., Fund Securities) (as defined below) (publicly available on financial data websites).
3	a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov); and
4	a complete list of holdings for the Fund on an annual and semi-annual basis within seventy days of the end of each fiscal period in publicly available filings of Form N-CSR with the SEC (available on the SEC’s website at www.sec.gov and on the Fund’s website at www.americanbeaconfunds.com).

Disclosure of Nonpublic Holdings

Occasionally, certain interested parties — including individual investors, institutional investors, market participants, third-party service providers, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic

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portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers, whose affiliates may also have access to such information:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
Depository Trust Company (“DTC”)	Securities depository	Complete list on daily basis with no lag
Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”)	Fund’s principal underwriter	Complete list on daily basis with no lag
National Securities Clearing Corporation (“NSCC”)	Clearing agency	Complete list on daily basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Fund’s custodian and foreign custody manager; sub-administrator, fund administration service provider, and foreign sub-custodians; Fund’s transfer agent	Complete list on intraday basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include: broker-dealers, the Exchange, Authorized Participants, market makers, and legal counsel. Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited nonpublic holdings information on a current basis with no lag. The Exchange may receive current holdings information with no lag through discussions with the Manager regarding the Fund’s compliance with the listing standards. Authorized Participants and market makers may receive current holdings information with no lag in connection with negotiations of Custom Baskets (as defined below). The Manager or Sub-Advisor may provide current holdings information with no lag to legal counsel when seeking advice regarding those holdings. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of nonpublic portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must be approved by the Trust’s Chief Compliance Officer, or in her absence, by a Vice President of the Trust.

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In determining whether to approve a request for nonpublic portfolio holdings disclosure, the CCO shall consider the restrictions on selective disclosure imposed by applicable law, the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors she deems relevant. In her analysis, the CCO shall attempt to uncover any apparent conflict between the interests of the Fund on the one hand and those of the Manager or an affiliated person of the Fund on the other. Any potential conflicts that arise as a result of a request for portfolio holdings information shall be decided by the CCO in the best interests of the Fund’s shareholders. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The CCO generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Fund’s SAI.

The Manager and the sub-advisor to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

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Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plan under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least three-quarters of the Board. Douglas A. Lindgren, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s

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responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 26 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, and 3 series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Funds, and each Trustee oversees the Trusts’ combined 30 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

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Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017

American Beacon Apollo Total Return Fund: Trustee (2018–2021);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

Global Investment Management Distribution, Mesirow Financial Administrative Corporation: Managing Director (2016-Present).

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017

American Beacon Apollo Total Return Fund: Trustee (2018–2021);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

The Conrad  Prebys Foundation: President, SJVIIF, LLC, Impact Investment Fund: Chief Financial Officer (2022-Present) (2018-2022);

Kura MD, Inc. (local telehealth organization): Director (2015-2017);

Sierra Health Foundation (health conversion private foundation): Executive Vice President & CCO (2022);

Sierra Health Foundation (health conversion private foundation): Senior Vice President & CFO (2006-2022);

Sierra Health Foundation: Center for Health Program Management (California public benefit corporation): Executive Vice President & CFO (2022);

Sierra Health Foundation: Center for Health Program Management (California public benefit corporation): Senior Vice President & CFO (2012-2022).

Joseph B. Armes (1962)	Trustee since 2015	Trustee since 2017

American Beacon Apollo Total Return Fund: Trustee (2018–2021);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

CSW Industrials f/k/a Capital Southwest Corporation (investment company): Chairman & CEO (2015-Present);

JBA Investment Partners (family investment vehicle): President & CEO (2010-Present);

Switchback Energy Acquisition: Director (2019-2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017

American Beacon Apollo Total Return Fund: Trustee (2018–2021);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

Emerald Creek Group (private equity firm): Partner (2011-Present);

S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);

The Home Depot, Inc.: Director (2015-Present).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018

American Beacon Apollo Total Return Fund: Trustee (2018–2021);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

Blue Owl Capital, Inc.: Independent Director (2021-Present);

KPMG LLP: Partner (1990–2017).

Douglas A. Lindgren (1961)	Trustee since 2018	Trustee since 2018

American Beacon Apollo Total Return Fund: Trustee (2018–2021);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

Carne Financial Services: Consultant (2017-2019);

Carne Global Financial Services: CEO North America (2016-2017);

JLL Income Property Trust: Director (2022-Present);

UBS Wealth Management: Managing Director, IPS Investment Management and Global Head, Content Management (2010-2016).

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Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017

American Beacon Apollo Total Return Fund: Trustee (2018–2021);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

External Diversity Council of the Federal Reserve Bank of Boston: Member (2021-2023);

Longfellow Investment Management Company: President and Managing Principal (2005-Present, President since 2009);

United States Tennis Association: Board Advisor (2021-Present).

* The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

**Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”). The Audit Committee consists of Ms. Holz (Chair) and Messrs. Armes and Arpey. Mr. Lindgren, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s

19

independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. All members of the Audit Committee are Independent Trustees. The Audit Committee met four (4) times during the fiscal year ended January 31, 2024.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Arpey (Chair) Armes, and Lindgren. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met four (4) times during the fiscal year ended January 31, 2024.

The Trust has an Investment Committee that is comprised of Messrs. Alvarado (Chair) and Duffy, and Ms. McKenna. Mr. Lindgren, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment and liquidity risks. The Investment Committee met four (4) times during the fiscal year ended January 31, 2024.

Trustee Ownership in the Fund

As of the calendar year ended December 31, 2024, none of the Trustees owned equity securities of the Fund. The following tables show the amount of equity securities owned in the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2024.

INTERESTED TRUSTEE

American Beacon Select Funds	Duffy
American Beacon Ionic Inflation Protection ETF	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000
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NON-INTERESTED TRUSTEES
American Beacon Select Funds	Alvarado	Armes	Arpey	Holz	Lindgren	McKenna
American Beacon Ionic Inflation Protection ETF	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $150,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trusts to each Trustee for the period April 14 , 2025, the Fund’s anticipated commencement of operations, through January 31, 2026.

Name of Trustee	Aggregate Compensation From the Trust	Total Compensation From the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$5,852	$168,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$5,852	$168,000
Joseph B. Armes	$6,217	$178,500
Gerard J. Arpey	$5,956	$171,000
Claudia A. Holz	$6,505	$186,750
Douglas A. Lindgren	$6,505	$186,750
Barbara J. McKenna	$5,956	$171,000
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The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer, except H Bradley Vogt, has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President since June 2024 Vice President 2022-2024	President since June 2024 Vice President 2022-2024

American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President, (2022-2024)

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Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

Alpha Quant Advisors, LLC: Secretary and General Counsel (2016-2020)

American Beacon Advisors, Inc.:   Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:   Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.:   Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund:   Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.:   Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-Present)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.:   Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present)

Resolute Topco, Inc.: Secretary (2015-Present)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:   Vice President (2018-2021)

American Private Equity Management,  L.L.C.: Vice President (2017-2024)

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Emily P. Dowden (1980)	Vice President since 2024	Vice President since 2024

American Beacon Advisors, Inc.: Vice President (2024-Present)

Resolute Investment Managers, Inc.: Vice President (2024-Present)

Resolute Investment Services, Inc.: Vice President (2024-Present)

Westwood Management:   Vice President (2022-2024), (2018-2020)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

Alpha  Quant Advisors, LLC: Vice President (2016-2020)

American Beacon Advisors, Inc.:   Senior Vice President, (2021-Present) Vice President, (2009-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC :  Vice President (2018-2022)

Resolute Investment Managers, Inc.:   Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.:   Senior Vice President (2021-Present), Vice President (2018-2021)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.:   Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:   Vice President (2018-2021)

Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022

Alpha Quant Advisors, LLC.: Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

24

Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021

Alpha Quant Advisors, LLC:   Treasurer and  CFO (2016-2020)

American Beacon Advisors, Inc.:   Senior Vice President (2021-Present), Treasurer and CFO (2010-Present)

American Beacon Apollo Total Return Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:   Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022),

American Beacon Cayman Multi-Alternatives Company, Ltd.:   Director and Vice President (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President (2022-Present), and Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Director and Vice President (2023-Present)

American Beacon Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Institutional Funds Trust:   Principal Accounting Officer and Treasurer (2017-2021)

American Beacon Select Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Sound Point Enhanced Income Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Private Equity Management, L.L.C.: Treasurer (2012-2024)

Continuous Capital, LLC: Treasurer (2018-2022)

Resolute Acquisition, Inc.: Treasurer (2015-Present)

Resolute Investment Holdings, LLC: Treasurer (2015-Present)

Resolute Investment Managers, Inc.:   Senior Vice President (2021-Present), Treasurer and  CFO (2017-Present)

Resolute Investment Services, Inc.:   Senior Vice President (2021-Present), Treasurer and CFO (2017-Present)

Resolute  Topco, Inc.: Treasurer (2015-Present)

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021

American Beacon Advisors, Inc.: Assistant Treasurer (2023-Present)

American Beacon Apollo Total Return Fund:   Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021)

American Beacon Funds: Assistant Treasurer (2011-2021)

American Beacon Institutional Funds: Trust Assistant Treasurer (2017-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Treasurer (2023-Present)

American Beacon Cayman  TargetRisk Company, Ltd.:   Treasurer (2022-Present) and Assistant Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Treasurer (2023-Present)

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American Beacon Select Funds : Assistant Treasurer (2011-2021)

American Beacon Sound Point Enhanced Income Fund:   Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021)

American Private Equity Management, L.L.C.: Assistant Treasurer (2012-2024)

Resolute Investment Services, Inc: Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023)

Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Chief Compliance Officer (2016-2019), Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-Present)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-Present)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC : Chief Compliance Officer (2024-Present)

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:   Assistant Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)

Resolute Investment Services, Inc.: Fund Tax Director (2024-Present), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:   Assistant Secretary (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:   Assistant Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)

American Beacon Cayman Trend Company, Ltd.:   Assistant Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

26

Resolute Investment Services, Inc.: Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)
Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Assistant Secretary (2016-2020)

American Beacon Advisors, Inc.:   Deputy General Counsel (2024-Present), Assistant Secretary (2015-Present), Associate General Counsel (2015-2024)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC.: Assistant Secretary (2020-2022)

Resolute Investment Distributors, Inc.: Assistant Secretary (2018-2021), (2024-Present)

Resolute Investment Managers, Inc.:   Deputy General Counsel (2024-Present), Assistant Secretary (2017-Present), Associate General Counsel (2017-2024)

Resolute Investment Services, Inc:   Deputy General Counsel (2024-Present), Assistant Secretary (2018-Present), Associate General Counsel (2018-2024)

H Bradley Vogt (1966)	Assistant Secretary Since 2023*	N/A

Resolute Investment Services, Inc.:   Director, ETF Capital Markets (2022-Present);

USAA Life Insurance Company:   Life Actuarial Associate (2019-2022);

USAA Asset Management Company:   Senior Trader (2018-2019).

* For the American Beacon Select Funds only.

CODE OF ETHICS

The Manager, the Trust, and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

The Fund invests exclusively in non-voting securities and is therefore not expected to vote proxies relating to portfolio securities. If the Fund were to vote any proxies, the proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website and on the Fund’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.

As of the date of this SAI, the Manager is the sole shareholder of the Fund.

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INVESTMENT ADVISORY AGREEMENT

The Fund’s sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Fund.

Ionic Capital Management® LLC (“Ionic”)

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Ionic Capital Management Holdings LP	Sole Member of Ionic Capital Management LLC	Financial Services
ICA Holdco LLC	Sole Member of Ionic Capital Advisors LLC	Financial Services

The Manager has entered into an Investment Advisory Agreement with Ionic pursuant to which the Manager has agreed to pay Ionic an annualized sub-advisory fee that is calculated and accrued daily. Pursuant to the Investment Advisory Agreement, Ionic has agreed to reimburse the Manager for a portion of Fund expenses incurred by the Manager.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., a wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015

The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The Management Agreement provides for the Manager to receive an annualized management fee of 0.70% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

•	complying with reporting requirements;
•	corresponding with shareholders;
•	maintaining internal bookkeeping, accounting and auditing services and records;
•	supervising the provision of services to the Trust by third parties; and
•	administering the interfund lending facility and lines of credit, if applicable.

Under the Management Agreement, the Manager is responsible for substantially all expenses of the Fund, including the costs of: audits by independent auditors; transfer agency, Custodian, dividend disbursing agent and shareholder recordkeeping services; legal fees (other than fees associated with litigation); the preparation of the Fund’s tax returns; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; fees to federal and state authorities for the registration of shares; insurance and fidelity bond premiums; and fees paid to

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service providers providing various reports. The Manager is not responsible for, and the Fund will bear: the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”); acquired fund fees and expenses; brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolio holdings; securities lending fees; expenses associated with securities sold short; costs, expenses or losses arising out of any liability or claim asserted against the Trust or Fund for any violation of law; distribution and service fees pursuant to a Rule 12b-1 plan (if any); costs of holding shareholder meetings, except meetings related to changes in the Management Agreement, the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager; taxes and governmental fees; and extraordinary expenses.

Because the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.

Distribution Fees

The Manager (or another entity approved by the Board) under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act, may receive up to 0.25% per annum of the average daily net assets of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of Fund advertising material and sales literature. No distribution fees are currently charged to the Fund and there currently are no plans to impose those fees. The Distribution Plan was adopted in order to permit the imposition of fees in the future, in the event that Rule 12b-1 fees begin to be used by ETFs. If such fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund. If fees were charged under the Distribution Plan, the Manager could be authorized to receive Rule 12b-1 fees from the Fund regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of the Fund. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Fund.

Certain sub-advisors of the Fund or other series of the American Beacon Funds Complex contribute to the Manager to support distribution activities.

Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

The Distributor

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Foreside” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.

Foreside’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. Foreside is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Manager, the sub-advisor or any national securities exchange. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section. Shares in less than Creation Units are not distributed by the Distributor.

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers also may be Authorized Participants or DTC Participants (as defined below).

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Since the Fund had not commenced operations prior to the date of this SAI, no underwriting commissions have been paid to, or retained by, the Distributor.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from the Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (ii) if the Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. Trading prices of shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares.

As in the case of other stocks traded on the Exchange, broker commissions on purchases or sales of shares in market transactions will be based on investors’ negotiated commission rates.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Book Entry Only System

The information below supplements and should be read in conjunction with the Prospectus, and is provided by the Depository Trust Company.

The Depository Trust Company (“DTC”), New York, NY, acts as securities depository for the Fund’s shares (in this section, the “Securities”). The Securities are issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Security certificate is issued for the Securities, in the aggregate principal amount of such issue, and is deposited with DTC.

DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing

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corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments (from over 100 countries) that DTC’s participants (“Direct Participants” or “DTC Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, NSCC (as defined below) and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC’s records. The ownership interest of each actual purchaser of each Security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

To facilitate subsequent transfers, all Securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of Securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to Securities unless authorized by a Direct Participant in accordance with DTC’s Money Market Instrument Procedures. Under its usual procedures, DTC mails an omnibus proxy (“Omnibus Proxy”) to the Trust as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Trust or its agent, on payable date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC, the Trust’s agent, or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the Trust or its agent, disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

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A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the Trust’s agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant’s interest in the Securities, on DTC’s records, to the Trust’s agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC’s records and followed by a book-entry credit of tendered Securities to the Trust’s agent’s DTC account.

DTC may discontinue providing its services as depository with respect to the Securities at any time by giving reasonable notice to the Trust or its agent. Under such circumstances, in the event that a successor depository is not obtained, Security certificates are required to be printed and delivered.

The Trust may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that the Trust believes to be reliable, but the Trust takes no responsibility for the accuracy thereof.

OTHER SERVICE PROVIDERS

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the transfer agent (“Transfer Agent”), custodian (“Custodian”) and dividend disbursing agent for the Fund. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.

The Fund’s independent registered public accounting firm is [XX], which is located at [XX].

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day”, as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, but may be closed at other times. When a holiday observed by the Exchange falls on a Saturday, the Exchange will not be open for business on the preceding Friday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. In its discretion, the Board or the Manager, as the Board’s delegate, establishes the number of shares in a Creation Unit and reserves the right to increase or decrease the number of the Fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“CNS System”) of the National Securities Clearing Corporation (“NSCC”) (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant that has entered into an authorized participant agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the authorized participant agreement and any handbook governing the Authorized Participants (collectively, the “AP Agreement”). Investors who are not Authorized

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Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an AP Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, orders placed through an Authorized Participant may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of the Fund through an Authorized Participant or on the secondary market.

Because the investments of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Custom Baskets

The Basket of securities comprising a Fund Deposit and a Fund Redemption (each, as defined below) may be representative of the Fund’s portfolio holdings; or the Fund may utilize Custom Baskets provided that certain conditions are met. A “Custom Basket” is (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings, (ii) a representative Basket that is different from the initial Basket used in transactions on the same Business Day, or (iii) a Basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of Baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Manager or its affiliate, and/or sub-advisor who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Manager or sub-advisor (as applicable) may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a Basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether and to what extent to utilize cash in the Basket, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the Custom Basket increases the liquidity of the Fund’s portfolio, noting that a Custom Basket may not be accepted which adversely affects the liquidity position of the Fund’s portfolio when other Basket options exist; (5) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading in Fund shares; and (6) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index. The policies and procedures apply different criteria to different types of Custom Baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Purchases of Creation Units

The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (“Deposit Securities”) or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Basket”) and the “Cash Component,” which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Basket. Together, the Deposit Basket and the Cash Component constitute the “Fund Deposit.”

The Custodian makes available through the NSCC on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the required number of shares of each Deposit Security and/or Deposit Cash, as applicable, in the Deposit Basket, and the estimated amount of the Cash Component to be included in the current Fund Deposit. Such Fund Deposit will normally be applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. The means by which the Deposit Basket and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

The identity and number of shares of the Deposit Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s Index, if any.

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Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.

The Manager or sub-advisor (as applicable), on behalf of the Fund, may convert subscriptions that are made in whole or in part in cash, including Deposit Cash, into the relevant foreign currency (as necessary) prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund invests any cash received in foreign investments.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order in proper form to purchase the Fund’s shares (a “Purchase Order”). Such Purchase Order must be received by the Distributor or its agent no later than the cut-off time designated by the Fund (the “Cutoff Time”) on any Business Day to receive the applicable day’s NAV. Investors who are not Authorized Participants and seek to place a Purchase Order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the Purchase Order to the Distributor by the Cutoff Time on the applicable Business Day. Custom Purchase Orders, if accepted by the Fund, must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit Purchase Orders. A Purchase Order is considered to be in proper form if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the Purchase Order are properly followed.

Creation Unit Purchase Orders must be transmitted by an Authorized Participant by a method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Purchase Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee; and those purchasing Creation Units will bear the risk of changes in the value of the Fund’s investments and the currency exchange rate between the time they place their order and the time that the Fund invests any cash received in such markets. The Distributor, in its discretion, may permit the submission of Purchase Orders and requests by or through an Authorized Participant via communication through the facilities of a proprietary website maintained for this purpose. A Purchase Order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units

All questions as to whether a Purchase Order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a Purchase Order, for any reason, provided that such action is not in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a Purchase Order including, but not limited to, when (i) the Purchase Order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Fund Deposit is not legally required or would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor, the sub-advisor and the Manager make it impracticable to process Purchase Orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such Purchase Orders. The Fund, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that

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the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the Purchase Order may be rejected.

The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or, in its sole discretion, to require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a Purchase Order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will then be transmitted to the Authorized Participant that placed the Purchase Order. Creation Units typically are settled within one business day, subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than within one business day, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than within one business day in order to, among other matters, accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates and in certain other circumstances.

Creation Transaction Fees

A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

Fund	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
American Beacon Ionic Inflation Protection ETF	$250 (In-kind basket; in-kind and cash basket)	2.00%
	$100 (All cash basket)

* As a percentage of the value of the Creation Unit(s) purchased.

The Manager may adjust the transaction fees from time to time based on actual experience.

Redemptions of Creation Units

The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of designated securities (“Redemption Securities”) or cash for all or any portion of such securities (“Redemption Cash”) (collectively, the “ETF Fund Securities” or “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.”

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The Custodian normally makes available through NSCC on each Business Day, prior to the opening of regular trading on the Exchange, a complete list of the Fund’s portfolio holdings, and may also make available through NSCC the list of names and the number of shares of each Redemption Security and/or Redemption Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Redemption. Such Fund Redemption is applicable, subject to any adjustments as described below, for redemptions of Creation Units of the Fund until such time as the next-announced Fund Redemption is made available. The delivery of Fund shares will be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. The identity and number of shares of the Redemption Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s investments and may not be the same as the Deposit Securities.

Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.

The Manager or the sub-advisor, as applicable, on behalf of the Fund, may sell investments denominated in foreign currencies and convert such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, including Redemption Cash. Those redeeming Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their Redemption Order and the time that the Fund converts any investments into U.S. dollars.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order in proper form to redeem shares of the Fund (a “Redemption Order”) for receipt by the Distributor or its agent no later than the redemption Cutoff Time designated by the Fund on any Business Day in order to receive the applicable day’s NAV. Investors who are not Authorized Participants and seek to place a Redemption Order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the Redemption Order to the Distributor by the Cutoff Time on the applicable Business Day. Custom Redemption Orders, if accepted by the Fund, must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit redemption requests. A redemption request is considered to be in proper form if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the Redemption Order, such as, in the case of Redemption Orders submitted through the Transfer Agent’s website, the completion of all required fields, and provided that instructions as set forth in the AP Agreement are properly followed.

Redemption Orders must be transmitted by an Authorized Participant by a method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions to an Authorized Participant. Redemption Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee; and those redeeming Creation Units will bear the risk of changes in the value of the Fund’s investments and the currency exchange rate between the time they price their order and the time that the Fund is able to convert its investments to cash in such markets. The Distributor, in its discretion, may permit the submission of Redemption Orders by or through an Authorized Participant via communication through a proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether a Redemption Order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject a Redemption Order if the Redemption Order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is

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suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by the Fund of the Fund Securities, including Redemption Securities and/or Redemption Cash, as applicable, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected.

To the extent contemplated by the AP Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking may be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 115% of the value of the missing shares, which the Trust may change from time to time. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement permits the Trust, on behalf of the Fund, to purchase the missing Fund shares at any time subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Redemption Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Redemption Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Redemption Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.

In addition, because redemptions of shares for Redemption Securities are subject to compliance with applicable U.S. federal and state securities laws, the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Redemption Securities or cannot do so without first registering the security under such laws.

Once the Fund has accepted a Redemption Order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the Redemption Order. Deliveries of redemption proceeds by the Fund typically are settled within one business day (or a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law), but may be made up to seven days later, particularly in stressed market conditions. The Fund reserves the right to settle redemption transactions up to 15 days later to accommodate non-U.S. market holiday schedules (see “Postponement of Redemptions” below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or, in its sole discretion, to require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

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The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Redemption Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

Fund	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE *
American Beacon Ionic Inflation Protection ETF	$250 (In-kind basket; in-kind and cash basket)	2.00%
	$100 (All cash basket)

* As a percentage of the value of the Creation Unit(s) purchased.

The Manager may adjust the transaction fees from time to time based on actual experience.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Postponement of Redemptions

For every occurrence of one or more intervening holidays in applicable non-U.S. markets, the redemption settlement cycle may be extended by the number of days of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement cycle. In no event will the settlement cycle be longer than 15 calendar days.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

PORTFOLIO MANAGERS

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the sub-advisor and is set forth below. The number of accounts and assets is shown as of December 1, 2024.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bart E. Baum	None	8 ($5.0 bil)*	None	None	6 ($4.9 bil)*	None
Doug Fincher	None	3 ($114 mil)	None	None	2 ($80 mil)	None
Daniel L. Stone	None	8 ($5.0 bil)*	None	None	6 ($4.9 bil)*	None

*  This information includes certain notionally funded mandates

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Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of December 18, 2024.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts the firms manage are fairly and equitably allocated.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of December 18, 2024.

Mr. Stone receives compensation from the Sub-Adviser in the form of guaranteed payments and profit sharing. Mr. Stone is an indirect equity owner of the Sub-Adviser and therefore benefits from the revenue generated from the Sub-Advisory Agreement with the Adviser. Mr. Baum receives compensation from the Sub-Adviser in the form of guaranteed payments and profit sharing. Mr. Baum is an indirect equity owner of the Sub-Adviser and therefore benefits from the revenue generated from the Sub-Advisory Agreement with the Adviser. Mr. Fincher is compensated by the Sub-Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Sub-Adviser and not based on the performance of the Fund.

Ownership of the Fund

The Portfolio Managers’ beneficial ownership of the Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The Fund has not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Managers do not beneficially own any shares of the Fund as of the date of this SAI. The table below sets forth the Portfolio Managers’ beneficial ownership of the Predecessor Fund as of December 1, 2024, as provided by the sub-advisor:

Name of Investment Advisor and Portfolio Managers	Ionic Inflation Protection ETF
Ionic Capital Management, LLC
Bart E. Baum	Over $1,000,000
Doug Fincher	$50,000 - $100,000
Daniel L. Stone	Over $1,000,000

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the

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Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio turnover increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including a broker or counterparty’s ability to effect the transactions, its ability to seek best execution as well as such broker or counterparty’s facilities, reliability and financial responsibility. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

The Fund had not commenced operations prior to the date of this SAI. Accordingly: no brokerage commissions were paid by the Fund during the previous three fiscal years; the Fund did not receive any compensation as a result of participation in the commission recapture program; the Fund directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions; and the Fund did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions or sold shares.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the Fund will continue to qualify each taxable year as a “regulated investment company” (“RIC”) under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code

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and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies (together with Qualifying Other Income (as defined below), “Qualifying Income”), or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof”) (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;
•	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and
•	Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).
•	By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance.

Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

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Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Positions in options that do not qualify as “section 1256 contracts” under the Code generally are governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

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If the Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.

Taxation of the Fund’s Shareholders

General - For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify as qualified dividend income. Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss). The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If the Fund makes a “return of capital” distribution to its shareholders – i.e., a distribution in excess of its current and accumulated earnings and profits – the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions)

43

(15% or 0% for individuals in certain tax brackets). If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a sale of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the sale; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the NAV of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they may pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

A financial intermediary, such as a broker, through which a shareholder holds Fund shares generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is currently 24%.

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”) — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively-connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

44

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the financial intermediary through which it holds Fund shares with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Creation and Redemption of Creation Units - An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax Shelter Reporting Regulations - Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single tax year or, for a corporate shareholder, $10 million or more in any single tax year, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulation in light of their individual circumstances.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.

45

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

FINANCIAL STATEMENTS

Effective with the reorganization, the Acquiring Fund will adopt the financial statements of the Target Fund. The audited financial statements of the Target Fund are incorporated by reference to the Target Fund’s Annual Shareholder Report for the fiscal year ended April 30, 2024. The information in those financial statements was audited by the Target Fund’s independent registered public accounting firm. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. In addition, unaudited financial statements are incorporated by reference to Item 7 of the Target Fund’s Form N-CSR for the fiscal period ended October 31, 2024. [XX], an independent registered public accounting firm, has been appointed to serve as the independent registered public accounting firm for the Fund to audit and report on the Fund’s annual financial statements.

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APPENDIX A

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s

A-1

capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.

This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt;

(b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in

A-2

Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. The MIG/VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively

A-3

defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-4

APPENDIX B

GLOSSARY

American Beacon or the Manager	American Beacon Advisors, Inc.
Authorized Participant	A DTC Participant that has entered into an Authorized Participant Agreement with the Distributor to purchase and redeem Creation Units of the Fund
Basket	A basket of securities which, together with a specified cash payment, or, in certain circumstances, for an all cash payment, the Fund exchanges for Creation Units
Beneficial Owners	Owners of beneficial interests in shares of the Fund
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Business Day	Any day on which the NYSE Arca is open for business
CCO	Chief Compliance Officer
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Creation Unit	Aggregations of a specified number of shares of the Fund
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Distribution Plan	The Trust’s distribution plan under Rule 12b-1 under the Investment Company Act
Distributor	Foreside Financial Services, LLC, the principal underwriter of the Fund’s shares
Dividends	Distributions from the Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction.
DTC	The Depository Trust Company
DTC Participants	Participants of DTC, which include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC
ETF	Exchange-Traded Fund
EU	European Union
Exchange	NYSE Arca Inc., a national securities exchange on which shares of the Fund are listed
FINRA	Financial Industry Regulatory Authority, Inc.
B-1

Forwards	Foreign Currency Forward Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Indirect Participants	Organizations such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRS	Internal Revenue Service
Management Agreement	The Fund’s Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
OTC	Over-the-Counter
Proxy Voting Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
RIC	Regulated Investment Company
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
Trust	American Beacon Select Funds
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom
B-2

PART C

OTHER INFORMATION

Item 15. Indemnification

See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of American Beacon Select Funds (the “Trust” or the “Registrant”), dated August 27, 2024, attached as Exhibit (a)(1) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-88343 and 811-09603) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2024 (“PEA No. 50”), and (ii) the Amended and Restated By-Laws, effective as of August 27, 2024, (the “By-Laws”), attached as Exhibit (b) to PEA No. 50.

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

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The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h) Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice.   Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund, and its or their shareholders, in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or any Fund or acting in any business of the Trust or such Fund, to be rendering such services to or acting solely for the Trust or such Fund and not as an officer, director, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement, which shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ionic Capital Management LLC provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Section 6 of the Distribution Agreement with Foreside Financial Services, LLC, provides that:

6. Indemnification. The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor  Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable outside counsel fees incurred in connection therewith) (“Losses”) that a Distributor Indemnitee may incur arising out of or based upon:

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(i) Distributor serving as distributor for the Trust pursuant to this Agreement, including with respect to entering into the agreements referenced in Section 3(b)(i)(B) above (except Losses arising pursuant to the Distributor’s indemnification obligation in Section 6(b) below); (ii) the allegation of any willful misfeasance, bad faith, or gross negligence of the Trust or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities pursuant to this Agreement; (iii) any claim that the Registration Statement, Prospectus, Statement of Additional Information, shareholder reports, and Marketing Materials specifically approved by the Trust and a Fund’s investment adviser and filed or made public by or on behalf of the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust, in writing, by the Distributor for use in such materials; (iv) the breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (v) the Trust’s failure to comply in any material respect with applicable securities laws. The Distributor shall act in good faith and in a commercially reasonable manner to mitigate any Losses it may suffer to the extent possible.

(b) The Distributor agrees to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Indemnitees”) against any Losses arising out of or based upon (i) the allegation of any willful misfeasance, bad faith or gross negligence of the Distributor or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities pursuant to this Agreement; (ii) the breach of any obligation, representation or warranty contained in this Agreement by the Distributor; (iii) the Distributor’s failure to comply in any material respect with applicable securities laws, including applicable SEC and FINRA regulations; or (iv) any allegation that the Registration Statement, Prospectus, Statement of Additional Information,, shareholder reports, any information or materials relating to the Funds (as described in Section 3(f)) or other information filed or made public by or on behalf of the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust, in writing, by or on behalf of the Distributor for use in such materials. In no case (i) is the indemnification described in Sections 6(a) and 6(b) above provided by an indemnifying party to be deemed to protect it against any liability the indemnified party would otherwise be subject to by reason of its own willful misfeasance, bad faith, fraud or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the indemnifying party to be liable under the indemnity agreement contained in this Section with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent). Notwithstanding the foregoing, failure to notify the indemnifying party of any claim shall not relieve the indemnifying party from any liability that it may have to the indemnified party against whom such action is brought, on account of this Section, unless failure or delay to so notify the indemnifying party prejudices the indemnifying party’s ability to defend against such claim. The indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the indemnifying party elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party. In the event that indemnifying party elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by them. If the indemnifying party does not elect to assume the defense of any suit, it will reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by them. The indemnifying party agrees to notify the indemnified party promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the purchase or redemption of any of the Creation Units or the Shares.

(c) No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of Section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This Section 6 shall survive the termination of this Agreement.

(d) The Trust acknowledges and agrees that as part of its duties, Distributor will negotiate and enter into AP Agreements with certain Authorized Participants for the purchase and redemption of Creation Units. The APs may insert and require that Distributor agree to certain representations, undertakings and indemnifications that are not included in the form-of AP Agreement (“Non-Standard Representations”). The Distributor will submit to the Trust or its counsel for review, comment and approval prior to execution by the Distributor any AP Agreement with such Non-Standard Representations and any other AP Agreement containing material changes from the “form of” AP Agreement as approved by the Trust (each, a “Non-Standard AP Agreement”). For avoidance of doubt, so long as the Distributor only executed a Non-Standard AP Agreement in compliance with this Section 6(d), the Trust shall indemnify, defend and hold the Distributor Indemnitees harmless from and against Losses arising out of or based upon any Non-Standard Representations made by the Distributor in the applicable Non-Standard AP Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard AP Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard AP Agreement.

(e) Notwithstanding anything contained herein to the contrary, neither party shall be liable to the other party for any indirect, special or consequential damages (“Indirect Damages”); provided that the foregoing limitation shall not apply with respect to Indirect Damages arising out of or relating to that party’s fraud or willful misconduct.

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Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless  Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of  (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and  (ii) any liability or claim against  Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 16. Exhibits

Number		Exhibit Description
(1)	(a)	Amended and Restated Declaration of Trust , dated August 27, 2024, is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed November 25, 2024 (“PEA No. 50”)
	(b)	Certificate of Designation for American Beacon Ionic Inflation Protection ETF, is incorporated by reference to PEA No. 50
(2)		Amended and Restated By-Laws , effective as of August 27, 2024, is incorporated by reference to PEA No. 50
(3)		Voting Trust Agreements – (not applicable)
(4)		Form of Agreement and Plan of Reorganization and Termination – (filed herewith as Appendix A to the Combined Information Statement and Prospectus)
(5)		Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws
(6)	(a)(i)	Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed January 30, 2024 (“PEA No. 47”)
	(a)(ii)	First Amendment to Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated February 1, 2024, is incorporated by reference to PEA No. 47
	(b)	Form of Investment Advisory Agreement by and between American Beacon Advisors, Inc. and Ionic Capital Management LLC., is incorporated by reference to PEA No. 50
(7)	(a)	Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective August 3, 2023, is incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed October 24, 2023 (“PEA No. 44”)
	(b)	First Amendment to Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective February 1, 2024, is incorporated by reference to PEA No. 47
(8)		Bonus, profit sharing or pension plans – (none)
(9)	(a)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 31, 1999, is incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed April 25, 2018
	(b)	Form of Amendment to the Custodian Agreement regarding name change, dated November 30, 2001, is incorporated by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed November 30, 2001
	(c)	Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June 1, 2001, is incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed March 1, 2004
	(d)	Amendment to Custodian Agreement , dated August 23, 2023, is incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed August 25, 2023 (“PEA No. 43”)
	(e)	Amendment to Custodian Agreement , dated January 18, 2024, is incorporated by reference to PEA No. 47
(10)	(a)(i)	Distribution Plan pursuant to Rule 12b-1, dated August 7, 2023, is incorporated by reference to PEA No. 44
	(a)(ii)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1, effective January 17, 2024, is incorporated by reference to PEA No. 47
	(b)	Plan Pursuant to Rule 18f-3 – (none)
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Number		Exhibit Description
(11)		Opinion and Consent of Counsel — (filed herewith)
(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)
(13)		Other Material Contracts
	(a)(i)	Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated August 23, 2023, is incorporated by reference to PEA No. 43
	(a)(ii)	First Amendment to Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated January 18, 2024, is incorporated by reference to PEA No. 47
	(b)(i)	Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 43
	(b)(ii)	First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed April 29, 2021 (“PEA No. 36”)
	(b)(iii)	Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 36
	(b)(iv)	Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 36
	(b)(v)	Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 36
	(b)(vi)	Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 36
	(b)(vii)	Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 36
	(b)(viii)	Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 36
	(b)(ix)	Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 36
	(b)(x)	Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 36
	(b)(xi)	Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 36
	(b)(xii)	Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed August 2, 2021
	(b)(xiii)	Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed April 27, 2023 (“PEA No. 38”)
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Number		Exhibit Description
	(b)(xiv)	Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 38
	(b)(xv)	Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 43
	(b)(xvi)	Fifteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., dated January 19, 2024, is incorporated by reference to PEA No. 47
	(b)(xvii)	Sixteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of May 1, 2024, is incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed May 24, 2024
	(b)(xviii)	Seventeenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of October 21, 2024, is incorporated by reference to PEA No. 50
	(c)	Form of Authorized Participant Agreement , is incorporated by reference to PEA No. 43
(14)		Consent of Independent Registered Public Accounting Firm – (filed herewith)
(15)		Financial Statements Omitted Pursuant to Item 14(a)(1) – (not applicable)
(16)		Powers of Attorney – (filed herewith)
(17)		Other Exhibits – (none)
(18)		Filing fee tables - (not applicable)
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Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Combined Information Statement and Prospectus in a Post-Effective Amendment to this Registration Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas on  January 24, 2025.

AMERICAN BEACON SELECT FUNDS

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory J. Stumm	President (Principal Executive Officer)	January 24, 2025
Gregory J. Stumm

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer and Principal Accounting Officer)	January 24, 2025
Sonia L. Bates

Gilbert G. Alvarado *	Trustee	January 24, 2025
Gilbert G. Alvarado

Joseph B. Armes *	Trustee	January 24, 2025
Joseph B. Armes

Gerard J. Arpey *	Trustee	January 24, 2025
Gerard J. Arpey

Eugene J. Duffy *	Trustee	January 24, 2025
Eugene J. Duffy

Claudia A. Holz *	Trustee	January 24, 2025
Claudia A. Holz

Douglas A. Lindgren *	Chair and Trustee	January 24, 2025
Douglas A. Lindgren

Barbara J. McKenna *	Trustee	January 24, 2025
Barbara J. McKenna

* By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact
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EXHIBIT INDEX

Type	Description
EX-99.(11)	Opinion and Consent of Counsel
EX-99.(14)	Consent of Independent Registered Public Accounting Firm
EX-99.(16)	Powers of Attorney
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